EXHIBIT 99.2

WEINGARTEN REALTY

People-to-People.Coast-to-Coast.

SAFEWAY

KROGER

Supplemental Financial Information

THE HOME DEPOT

SuperTARGET

Publix
FOOD & PHARMACY

Quarter Ended December 31, 2009

2600 Citadel Plaza Dr, Ste 125 <> Houston, Texas 77008 <> 800.688.8865

Table of Contents	Page No.

Corporate Profile	1

Financial Summary
Condensed Consolidated Statements of Income	3
Condensed Consolidated Balance Sheets	4
Supplemental Financial Data	5
Funds from Operations
Dividends
General and Administrative Expenses
Supplemental Income Statement Detail	6
Rentals, net
Fee Income From Real Estate Joint Ventures and Partnerships
Interest Expense, net
Interest Income and Other Income, net
Supplemental Analyst Information
Net Operating Income Including Joint Ventures
Equity in Earnings (Loss) of Real Estate Joint Ventures and Partnerships, net
Supplemental Balance Sheet Detail	7
Property
Straight Line Rent Receivable
Other Assets, net
Other Liabilities, net
Identified Intangible Assets and Liabilities
Capitalization and Coverage Ratios	8
Common Share Data
Capitalization
Capital Availability
Coverage Ratios
Net Debt to Adjusted EBITDA
Credit Ratings

Investment Activity
New Development Properties (by Stabilization)	10
Land Held for Development	11
Disposition Summary	12
Property Investment Summary	13

Summary of Debt
Debt Information	15
Outstanding Balance Summary
Fixed vs. Variable Rate Debt
Secured vs. Unsecured Debt
Weighted Average Interest Rates
Schedule of Maturities	16

Joint Ventures
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at 100%	18
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at Pro rata Share	19
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships	20
Mortgage Debt Information for Unconsolidated Real Estate Joint Ventures & Partnerships	21

Portfolio Summary
Tenant Diversification by Percent of Rental Revenues	23
Portfolio Operating Information	24
Lease Expirations
Leasing Activity - Commenced Leases
Occupancy
Same Property Net Operating Income Growth
Total Net Operating Income at Pro rata Share by Geographic Region	25
Average Base Rents by CBSA	26 - 28

Property Listing	30 - 43

Other Topics of Interest
Reconciliation of Adjusted Funds from Operations for Exclusion of Certain Transactions	45
Supplemental Leasing Information	46
2010 Business Plan Assumptions	47

Note:	Highlights represent those sections within the supplemental that include additional disclosures

Corporate Profile

Weingarten Realty Investors is an unincorporated trust organized under the Texas Real Estate Investment Trust Act that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948.  As of December 31, 2009, we owned or operated under long-term leases, interests in 376 developed income-producing properties and 10 new development properties (including 7 which are income-producing), which are located in 23 states that span the United States from coast to coast.  Included in the portfolio are 307 shopping centers, 76 industrial projects, and 3 other operating properties.  Our interests in these properties aggregated approximately 43.7 million square feet of leasable area.  Our properties were 90.8% leased as of December 31, 2009, and historically our portfolio occupancy rate has never been below 90%.

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Regional Offices

Atlanta, GA
Dallas, TX
Ft. Lauderdale, FL
Las Vegas, NV
Los Angeles, CA
Orlando, FL
Phoenix, AZ
Raleigh, NC
Sacramento, CA
Denver, CO

Stock Listings

New York Stock Exchange:
Common Shares	WRI
Series D Preferred Shares	WRI-PD
Series E Preferred Shares	WRI-PE
Series F Preferred Shares	WRI-PF
8.1% 2019 Notes	WRD

Forward-Looking Statements

This prospectus supplement and the accompanying prospectus, including documents incorporated by reference, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company's intentions, beliefs, expectations or projections of the future. It is important to note that the company's actual results could differ materially from those projected in such forward-looking statements.  Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) changes in expected development activity, (ix) increases in operating costs, (x) tax matters, including failure to qualify as a real estate investment trust, could have adverse consequences, (xi) investments through real estate joint ventures and partnerships involve risks not present in investments in which we are the sole investor and (xii) changes in merchant development activity.  Accordingly, there is no assurance that our expectations will be realized.

Financial Summary

Weingarten Realty Investors
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)

		Three Months Ended
		December 31,		Twelve Months Ended December 31,
		2009	2008	2009	2008	2007	2006	2005

Revenues:
Rentals, net		$136,479	$142,135	$554,107	$578,960	$548,050	$494,713	$447,008
Other		5,712	3,527	18,001	13,788	13,150	6,656	5,921
Total		142,191	145,662	572,108	592,748	561,200	501,369	452,929

Expenses:
Depreciation and amortization		36,396	36,234	147,895	149,812	122,245	111,634	101,300
Operating		27,633	37,222	102,966	113,493	99,607	81,786	67,235
Ad valorem taxes, net		16,199	16,549	70,678	70,618	64,357	58,366	52,407
Impairment loss		2,209	52,539	34,983	52,539
General and administrative		6,732	5,987	25,930	25,761	26,979	23,801	17,379
Total		89,169	148,531	382,452	412,223	313,188	275,587	238,321

Operating Income (Loss)		53,022	(2,869)	189,656	180,525	248,012	225,782	214,608
Interest Expense, net		(37,960)	(37,594)	(153,207)	(156,318)	(156,248)	(148,052)	(128,565)
Interest and Other Income, net		2,923	414	11,427	4,333	8,483	9,043	2,849
Equity in Earnings (Loss) of Real Estate Joint Ventures
and Partnerships, net (a)		2,765	(3,341)	5,548	12,196	19,853	14,655	6,610
Gain on Redemption of Convertible Senior Unsecured Notes			12,961	25,311	12,961
Gain on Merchant Development Sales		69	102	18,688	8,342	16,385	7,166	804
Benefit (Provision) for Income Taxes		702	13,210	(6,338)	10,219	(4,073)	(1,366)
Income (Loss) from Continuing Operations		21,521	(17,117)	91,085	72,258	132,412	107,228	96,306
Operating (Loss) Income from Discontinued Operations		(18)	1,841	3,160	11,617	20,181	33,025	41,642
Gain on Sale of Property from Discontinued Operations		48,380	14,739	55,765	68,722	83,659	145,494	65,459
Income from Discontinued Operations		48,362	16,580	58,925	80,339	103,840	178,519	107,101
Gain on Sale of Property		12,892	1,897	25,266	1,998	4,086	22,493	22,306
Net Income		82,775	1,360	175,276	154,595	240,338	308,240	225,713
Less:	Net Income Attributable to Noncontrolling Interests	(1,280)	(1,975)	(4,174)	(8,943)	(10,237)	(6,414)	(6,060)
Net Income (Loss) Adjusted for Noncontrolling Interests		81,495	(615)	171,102	145,652	230,101	301,826	219,653
Preferred Share Dividends		(8,869)	(8,869)	(35,476)	(34,711)	(25,375)	(10,101)	(10,101)
Redemption Costs of Preferred Shares					(1,850)
Net Income (Loss) Attributable to Common Shareholders		$72,626	$(9,484)	$135,626	$109,091	$204,726	$291,725	$209,552
Earnings Per Common Share - Basic		$0.61	$(0.11)	$1.24	$1.29	$2.39	$3.33	$2.35
Earnings Per Common Share - Diluted		$0.60	$(0.11)	$1.23	$1.28	$2.35	$3.24	$2.31

(a) See Page 19 for the Company's pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Note: Prior periods have been restated to conform to the current year presentation for the adoption of updates to Accounting Standards Code ("ASC") 470 "Debt", ASC 505 "Equity" and ASC 810 "Consolidation."

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)

	December 31,
	2009	2008
ASSETS

Property	$4,658,396	$4,915,472
Accumulated Depreciation	(856,281)	(812,323)
Property, net	3,802,115	4,103,149

Investment in Real Estate Joint Ventures and Partnerships, net (a)	315,248	357,634
Total	4,117,363	4,460,783

Notes Receivable from Real Estate Joint Ventures and Partnerships	317,838	232,544
Unamortized Debt and Lease Costs, net	103,396	119,464
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $10,380 in 2009 and $12,412 in 2008)	96,372	103,873
Cash and Cash Equivalents	153,584	58,946
Restricted Deposits and Mortgage Escrows	12,778	33,252
Other, net	89,054	105,350
Total	$4,890,385	$5,114,212

LIABILITIES AND EQUITY

Debt, net	$2,531,847	$3,148,636
Accounts Payable and Accrued Expenses	137,727	179,432
Other, net	114,155	90,461
Total	2,783,729	3,418,529

Commitments and Contingencies		41,000

Equity:
Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of beneficial interest; 100 shares issued and outstanding in 2009 and 2008; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of beneficial interest; 29 shares issued and outstanding in 2009 and 2008; liquidation preference $72,500	1	1
6.5% Series F cumulative redeemable preferred shares of beneficial interest; 140 shares issued and outstanding in 2009 and 2008; liquidation preference $350,000	4	4
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 150,000; shares issued and outstanding: 120,098 in 2009 and 87,102 in 2008	3,615	2,625
Accumulated Additional Paid-In Capital	1,958,975	1,514,940
Net Income Less Than Accumulated Dividends	(37,350)	(37,245)
Accumulated Other Comprehensive Loss	(23,958)	(29,676)
Shareholders' Equity	1,901,290	1,450,652
Noncontrolling Interest	205,366	204,031
Total Equity	2,106,656	1,654,683
Total	$4,890,385	$5,114,212

(a) This represents the Company's investment of its unconsolidated real estate joint ventures and partnerships. See page 19 for additional information.

Note: Prior periods have been restated to conform to the current year presentation for the adoption of updates to ASC 470 "Debt", ASC "Equity" and ASC "Consolidation."

Weingarten Realty Investors
Supplemental Financial Data
(in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008
Funds from Operations
Numerator:
Net income (loss) attributable to common shareholders	$72,626	$(9,484)	$135,626	$109,091
Depreciation and amortization	34,765	35,602	144,211	150,137
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	5,018	3,200	18,433	11,898
Gain on sale of property	(61,270)	(16,629)	(81,006)	(70,066)
(Gain) loss on sale of property of unconsolidated real estate joint ventures and partnerships		10	(4)	(2)
Funds from Operations - Basic	51,139	12,699	217,260	201,058
Funds from operations attributable to operating partnership units	461
Funds from Operations - Diluted	$51,600	$12,699	$217,260	$201,058

Denominator:
Weighted average shares outstanding - Basic	119,515	86,664	109,546	84,474
Effect of dilutive securities:
Share options and awards	857		632	443
Operating partnership units	1,790
Weighted average shares outstanding - Diluted	122,162	86,664	110,178	84,917

Funds from Operations per Share - Basic	$0.43	$0.15	$1.98	$2.38

Funds from Operations Per Share - Diluted	$0.42	$0.15	$1.97	$2.37

Growth in Funds from Operations per Share - Diluted		180.0%		-16.9%

Note:	Due to the dilution from the common equity offering in April, the reported Funds from Operations per share for individual quarters will not sum to the year to date Funds from Operations per share.

Dividends
Common Dividends per Share	$0.250	$0.525	$1.275	$2.100

Common Dividends Paid as a % of Funds from Operations	58.6%	359.9%	62.5%	88.5%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	4.7%	4.1%	4.5%	4.3%

General and Administrative Expenses/Total Assets before Depreciation	0.12%	0.10%	0.45%	0.43%

The National Association of Real Estate Investment Trusts defines funds from operations as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles, excluding gains or losses from sales of real estate assets and extraordinary items, plus depreciation and amortization of operating properties, including our share of unconsolidated real estate joint ventures and partnerships. We calculate FFO in a manner consistent with the NAREIT definition. Management uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity. FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Weingarten Realty Investors
Supplemental Income Statement Detail
(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008
Rentals, net
Base minimum rent, net	$106,730	$108,301	$427,678	$439,736
Straight line rent	1,382	1,274	7,364	9,988
Over/Under-market rentals, net	533	896	2,564	3,501
Percentage rent	1,854	1,836	5,587	5,520
Tenant reimbursements	25,980	29,828	110,914	120,215
Total	$136,479	$142,135	$554,107	$578,960

Fee Income from Real Estate Joint Ventures and Partnerships
Recurring	$1,529	$1,962	$6,193	$7,135
Non-Recurring			63	95
Total	$1,529	$1,962	$6,256	$7,230

Interest Expense, net
Interest paid or accrued	$39,651	$43,763	$161,015	$175,789
Over-market mortgage adjustment of acquired properties, net	(972)	(3,390)	(4,061)	(7,702)
Amortization of convertible bond discount	543	2,135	4,969	8,521
Gross interest expense	39,222	42,508	161,923	176,608
Less:
Capitalized interest	(1,262)	(4,914)	(8,716)	(20,290)
Total	$37,960	$37,594	$153,207	$156,318

Interest and Other Income, net
Interest income from joint ventures (primarily construction loans)	$1,520	$1,108	$4,758	$3,992
Deferred compensation interest income (loss)	576	(1,817)	3,160	(3,999)
Other	827	1,123	3,509	4,340
Total	$2,923	$414	$11,427	$4,333

Supplemental Analyst Information

Net Operating Income including Joint Ventures
Revenues	$142,191	$145,662	$572,108	$592,748
Operating expense	(27,633)	(37,222)	(102,966)	(113,493)
Ad valorem taxes	(16,199)	(16,549)	(70,678)	(70,618)
Total	98,359	91,891	398,464	408,637

Net Operating Income from Discontinued Operations	1,022	3,634	11,539	20,332

Minority Interests Share of Net Operating Income and Other Adjustments	(6,036)	(7,137)	(23,680)	(18,232)
Pro rata Income From Consolidated Ventures	93,345	88,388	386,323	410,737

Pro rata share of Unconsolidated Joint Ventures
Revenues	14,436	14,258	55,205	47,977
Operating Expense	(2,941)	(7,608)	(10,601)	(12,981)
Ad valorem taxes	(1,556)	(1,331)	(6,566)	(5,282)
Total	9,939	5,319	38,038	29,714

Net Operating Income including Joint Ventures	$103,284	$93,707	$424,361	$440,451

Equity in Earnings (Loss) of Real Estate Joint Ventures and Partnerships, net
Net income (loss) from unconsolidated real estate joint ventures and partnerships	$1,248	$(4,061)	$(495)	$7,438
Intercompany fee income reclass	1,612	1,498	6,196	5,492
Other adjustments	(95)	(778)	(153)	(734)
Equity in earnings (loss) of real estate joint ventures and partnerships, net	$2,765	$(3,341)	$5,548	$12,196

Weingarten Realty Investors
Supplemental Balance Sheet Detail
(in thousands)

	December 31,
	2009	2008
Property
Land	$896,010	$964,982
Land held for development	182,586	118,078
Land under development	32,709	101,587
Buildings and improvements	3,437,578	3,488,385
Construction in-progress	109,513	242,440
Total	$4,658,396	$4,915,472

Straight Line Rent Receivable	$51,465	$47,855

Other Assets, net
Notes receivable and mortgage bonds, net	$45,922	$45,105
Non-qualified benefit plan assets	13,897	25,595
Out-of-market rentals, net	5,807	8,150
Deferred income tax asset	11,434	12,423
Interest rate derivative	2,601	4,625
Other	9,393	9,452
Total	$89,054	$105,350

Other Liabilities, net
Deferred revenue	$18,806	$17,772
Non-qualified plan benefit liabilities	37,205	31,171
Deferred income tax payable	6,993	309
Out-of-market rentals, net	15,157	20,447
Interest rate derivative	4,634
Other	31,360	20,762
Total	$114,155	$90,461

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in other assets, net)	$17,278	$17,921
Above-market leases - accumulated amortization	(11,471)	(9,771)
Below-market assumed mortgages (included in debt, net)	2,072	2,072
Below-market assumed mortgages - accumulated amortization	(805)	(525)
Valuation of in place leases (included in unamortized debt and lease costs, net)	57,610	64,027
Valuation of in place leases - accumulated amortization	(32,361)	(29,104)
Total	$32,323	$44,620

Identified Intangible Liabilities:
Below-market leases (included in other liabilities, net)	$36,951	$38,712
Below-market leases - accumulated amortization	(21,794)	(18,265)
Above-market assumed mortgages (included in debt, net)	52,171	53,895
Above-market assumed mortgages - accumulated amortization	(31,329)	(28,284)
Total	$35,999	$46,058

Weingarten Realty Investors
Capitalization and Coverage Ratios
(in thousands, except common share data and percentages)

	December 31,
	2009		2008

Common Share Data
Closing Market Price	$19.79		$20.69

Dividend Yield	5.05%		10.15%

90-Day, Average Daily Trading Volume	1,407,967		2,372,033

Capitalization (As reported)
Debt	$2,531,847		$3,148,636
Preferred Shares	497,500		497,500
Common Shares at Market	2,376,739		1,802,140
Operating Partnership Units at Market	33,445		45,559
Total Market Capitalization	$5,439,531		$5,493,835

Debt to Total Market Capitalization	46.5%		57.3%

Capitalization (Pro rata)
Debt	$2,486,535		$3,108,982
Preferred Shares	497,500		497,500
Common Shares at Market	2,376,739		1,802,140
Operating Partnership Units at Market	33,445		45,559
Total Market Capitalization	$5,394,219		$5,454,181

Debt to Total Market Capitalization	46.1%		57.0%

Capital Availability
Total Revolver Capacity	$575,000		$575,000
Revolver Balance Outstanding			383,000
Outstanding Letters of Credit under Revolver	7,185		10,057
Unused Portion of $575 MM Revolver	$567,815		$181,943

Coverage Ratios (at Pro rata Share trailing 4 quarters)
Fixed Charge Coverage	2.19	x	1.99	x
Interest Coverage	2.61	x	2.37	x
Debt Service Coverage	2.47	x	2.31	x

Net Debt to Adjusted EBITDA	6.04	x	8.15	x
Debt, net of cash and cash equivalents. EBITDA adjusted for gain/loss on sale of real estate and other non-cash items, primarily impairments.

Credit Ratings	S&P		Moody's
Senior Debt	BBB		Baa2
Preferred Shares	BB+		Baa3
Outlook	Negative		Stable

Investment Activity

Weingarten Realty Investors
New Development Properties (By Stabilization)
As of December 31, 2009
(in thousands at pro rata share, except percentages)

					Total		Percent				Total
					Square Feet		Leased		Spent	Spent	Estimated		Est.
				WRI	of Building		Net		Year-	Inception	Investment (2)		Final	Completions (4)
				Own	Area (1)		@		To-	to	WRI	Gross	ROI	YTD	Since
	Center Name	Location	Anchors	%	Gross	Net	100%	Gross	Date	Date	Costs	Costs	% (3)	2009	Inception

STABILIZED
1	Horne Street Market	Ft. Worth, Texas	24 Hour Fitness	100.0%	47	42	100.0%	89.4%	$3,175	$12,208	$10,804	$10,804	8.6%	$10,804	$10,804
	Stabilized 2Q 2009

1	Market at Nolana*	McAllen, Texas	Wal-Mart #	50.0%	241	21	56.6%	92.6%	15	4,083	4,654	9,308		2,189	4,573
2	Jess Ranch Marketplace Phase II*	Apple Valley (Los Angeles, California)	Winco #, Petsmart	50.0%	308	107	90.5%	93.4%	151	17,345	18,447	36,894		1,758	18,447
3	Market at Sharyland Place*	Mission, Texas	Wal-Mart #, Kohl's	50.0%	311	56	93.7%	97.8%	73	2,527	2,868	5,737		540	3,047
4	Phillips Crossing	Orlando, Florida	Golf Galaxy, Whole Foods, Michael's	100.0%	146	146	87.4%	87.4%	2,684	28,735	27,405	27,405		7,842	27,624
5	Phillips Village	Orlando, Florida	Wal-Mart #	100.0%	286	66	57.6%	90.2%	275	13,894	14,432	14,432		6,292	15,210
6	Gateway Station	Ft. Worth, Texas	Kohl's #, Best Buy #, Michaels #, Ross #, Conn's	70.0%	498	48	56.9%	94.1%	316	7,523	7,758	11,083		5,268	7,758
7	Epic Village Phase I - St. Augustine	St. Augustine, Florida	Epic Theatre #	70.0%	69	9	80.1%	89.2%	1,886	3,489	3,713	5,305		2,567	2,567
	Stabilized 3Q 2009				1,860	453	81.2%	93.1%	$5,399	$77,596	$79,277	$110,163	7.0%	$26,456	$79,226

1	Mohave Crossroads	Bullhead City, Arizona	Target #, Kohl's #, Marshall's, Bed Bath, Staples	100.0%	385	183	80.8%	90.9%	2,743	40,680	40,599	40,599		10,212	32,607
2	Jess Ranch Marketplace Phase III*	Apple Valley (Los Angeles),California	Cinemark, Best Buy, Bed Bath, 24 Hour Fitness	50.0%	184	92	84.4%	84.4%	4,390	21,693	21,430	42,859		13,046	19,760
3	The Shoppes at Parkwood Ranch	Mesa (Phoenix),Arizona	Hobby Lobby, Dollar Tree	100.0%	107	93	90.7%	91.9%	4,612	14,440	14,432	14,432		5,572	13,060
	Stabilized 4Q 2009				677	369	84.2%	89.3%	$11,745	$76,813	$76,461	$97,890	5.3%	$28,830	$65,427

	Total 2009 Stabilized Properties				2,584	864	83.1%	92.0%	$20,319	$166,617	$166,542	$218,857	6.3%	$66,090	$155,457

UNDER DEVELOPMENT
1	Clermont Landing Phase 1*	Clermont, Florida	JC Penney #, Epic Theater #, TJ Maxx, Ross	55.0%	303	80	83.1%	91.9%	3,573	14,886	15,216	27,666		11,943	11,943
2	ClayPoint Distribution Park (Industrial)	Houston, Texas	Pioneer, Packaging Corp. of America	100.0%	359	158	64.1%	84.2%	-7,700	7,981	8,853	8,853		5,964	7,443
3	Ridgeway Trace Center Phase 1	Memphis, Tennessee	Target #, Sports Authority, Best Buy	100.0%	228	90	100.0%	100.0%	4,252	20,832	29,251	29,251
	Total 2010 Stabilizations				890	328	79.3%	90.9%	$125	$43,699	$53,320	$65,770		$17,907	$19,386

1	Gardens on Havana*	Aurora (Denver),Colorado	Kohl's, Target, Dick's Sporting Goods, Sprouts	39.8%	428	170	83.7%	83.7%	6,445	22,428	15,962	40,115		8,206	12,889
2	Waterford	Leland (Wilmington),North Carolina	Harris Teeter	100.0%	95	90	83.9%	84.7%	2,110	13,109	13,960	13,960		712	11,084
	Total 2011 Stabilizations				523	260	83.7%	83.9%	$8,555	$35,538	$29,922	$54,075		$8,918	$23,973

1	Ridgeway Trace Center Phase 2	Memphis, Tennessee	Target #, Sports Authority, Best Buy	100.0%	39	39	0.0%	0.0%	750	3,676	11,142	11,142
2	Surf City Crossing	Surf City (Wilmington),North Carolina	Harris Teeter	100.0%	75	63	81.3%	74.1%	1,473	3,293	7,991	7,991
3	Tomball Marketplace	Tomball, Texas	Academy#	100.0%	147	62	25.0%	68.5%	2,807	13,360	14,887	14,887		3,720	3,720
4	Westwood Center	San Antonio, Texas	Wal-Mart #	100.0%	305	70	18.0%	76.4%	545	15,805	15,002	15,002		901	1,486
5	Clermont Landing Phase 2*	Clermont, Florida	JC Penney #, Epic Theater #, TJ Maxx, Ross	55.0%	65	24	15.0%	32.4%	426	3,756	3,689	6,706
6	North Towne Plaza	Brownsville, Texas	Lowes#	75.0%	153	27	22.2%	81.7%	2,012	3,268	4,810	6,413
7	Riverpoint at Sheridan*	Sheridan (Denver),Colorado	Costco #, Target #, Regal Cinema	50.0%	496	83	59.5%	86.4%	34,156	57,236	34,404	68,807		12,859	14,462
	Total 2012 and Thereafter Stabilizations				1,280	368	40.2%	75.3%	$42,168	$100,393	$91,925	$130,949		$17,480	$19,668
	Total 10 Properties Under Development (exclusive of phasing)				2,693	956	67.5%	82.1%	$50,848	$179,630	$175,166	$250,794	7.1%	$44,305	$63,027

* Unconsolidated Joint Venture
# Denotes anchors that are not owned by Weingarten
(1)
Total Building Area (Gross) square footage reflects 100% ownership including square feet owned by other. WRI's share of building area (Net) square footage reflects WRI's ownership percentage excluding square feet owned by other and excluding other possible future building area

(2) Net of anticipated proceeds from land sales and tax incentive financing of approximately $35 million at pro rata share ($55 million at 100%)
(3)
For properties stabilized in 3Q 2009, the ROI% is based on annualized net operating income for existing leases in place today. For properties stabilized prior to our traditional definition of 90% to 95% net leased, additional upside yield will be realized as these properties are lease-up.

(4) WRI's portion of estimated final investment dollars brought on-line based on the percentage of commenced leases

Note: Phased properties are counted as one property

Weingarten Realty Investors
Land Held for Development
As of December 31, 2009
(in thousands, except acres and percentages)

	Ownership	Gross	Investment (1)
Location	Interest	Acres	100%	Pro Rata

FM 1957 (Potranco Rd) and FM 211, San Antonio	50.0%	198.7
South Fulton Parkway and SH 92, Union City - Atlanta	50.0%	81.6
US Hwy 1 and Caveness Farms Road, Wake Forest - Raleigh	100.0%	79.9
Rock Prairie Rd. at Hwy. 6, College Station	100.0%	65.8
Highway 17 and Highway 210, Surf City	100.0%	46.5
Shary Road and US Hwy 83, Mission	50.0%	36.9
FM 2920 and Future 249, Tomball - Houston	100.0%	33.7
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	29.2
Decatur at 215 - Las Vegas	100.0%	25.3
US Hwy 15-501 & Bruce Wood Rd., Southern Pines, NC	100.0%	24.0
Hwy 85 & Hwy 285, Sheridan, CO	50.0%	23.0
US 77 & FM 802, Brownsville, TX	75.0%	21.9
Mississippi at Havana, Aurora - Denver	39.8%	15.4
US Hwy 17 & US Hwy 74/76, Leland	100.0%	12.6
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh	100.0%	11.7
Bear Valley Road at Jess Ranch Parkway, Apple Valley III	50.0%	10.3
Lon Adams Rd at Tangerine Farms Rd - Tucson	50.0%	9.7
Culebra Road and Westwood Loop, San Antonio	100.0%	9.3
SH 151 & Ingram Rd, San Antonio, TX	66.7%	8.5
South 300 West & West Paxton Avenue, Salt Lake City, UT	31.8%	7.5
State Hwy 95 & Bullhead Pkwy, Bullhead City, AZ	100.0%	7.2
Belle Terre Pkwy & State Rd 100, Palm Coast, FL	50.0%	6.7
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	5.2
SEC Poplar Ave at I-240, Memphis, TN	100.0%	4.0
29th St at Nolana Loop, McAllen, TX	50.0%	3.8
Bear Valley Road at Jess Ranch Parkway, Apple Valley II	50.0%	3.2
Young Pines and Curry Ford Rd, Orange County, Florida - Orlando	100.0%	3.0
Leslie Rd. at Bandera Rd., Helotes	100.0%	1.7
Southern Ave & Signal Butte Rd, Mesa, AZ	100.0%	1.5
Other (2)	100.0%	40.5
Total Land Held For Development Properties		828.2	$216,200	$168,503

(1)	Net of impairment adjustments made during 2008 and 2009
(2)	Primarily represents land parcels held by WRI for many years that have never been reported as new development assets.

Note: Land costs account for $170.0 million of total investment at 100%, $132.4 million at pro rata share.

Weingarten Realty Investors
Disposition Summary
For the Year Ended December 31, 2009
(in thousands at pro rata share)

		Sq. Ft. of			Weighted
		Bldg. Area	Date	Sales	Sales
Center	City/State	at 100%	Sold	Proceeds	Cap

Operating Properties (One-Off)

New Boston Road Plaza	Texarkana, TX	99	3/26/09
Westland Fair Shopping Center - Wal-Mart and Lowe's	Las Vegas, NV	387	3/31/09
Paradise Marketplace - Smith's	Las Vegas, NV	72	4/20/09
Tropicana Marketplace - Smith's	Las Vegas, NV	71	4/20/09
Durham Festival	Durham, NC	136	6/26/09
Steeplechase	Houston, TX	194	6/29/09
Westmont	Beaumont, TX	100	6/30/09
Northwest Crossing Office/Service Center	Dallas, TX	127	7/1/09
Manhattan Place - IHOP	Harvey, LA	5	8/13/09
Manhattan Place - Chili's	Harvey, LA	5	9/14/09
Jester Plaza	Houston, TX	101	10/5/09
Town & Country	Lubbuck, TX	31	10/9/09
Portairs Shopping Center	Corpus Christi	118	10/9/09
Lynnwood Collection	Raleigh, NC	87	10/16/09
Oracle Wetmore Shopping Center - Home Depot	Tuscon, AZ	105	10/21/09
Central Park NW	Houston, TX	279	10/22/09
Val Vista Towne Center	Gilbert, AZ	93	10/30/09
Southwest Park II	Houston, TX	68	11/3/09
Wolflin Village	Amarillo, TX	159	11/3/09
University Plaza	Flagstaff, AZ	166	11/17/09
Manhattan Place - Regions Bank	Harvey, LA	5	11/17/09
De Vargas Center	Santa Fe, NM	248	11/19/09
Orleans Station - Exxon	New Orleans, LA	-	12/9/09
Wyoming Mall - Black Angus	Albuquerque, NM	12	12/10/09
Manhattan Place - Raising Canes	Harvey, LA	4	12/10/09
Plaza @ Cottonwood	Albuquerque, NM	84	12/22/09

Total Operating Properties				$209,380	9.00%

Merchant Development

Westwood Center - McDonald's	San Antonio, TX		3/13/09
Mohave Crossroads - JP Morgan Chase Bank, NA	Bullhead City, AZ		3/30/09
Wyoming Mall - Wal-Mart	Albuquerque, NM		3/31/09
Glenwood Meadows	Glenwood Springs, CO		4/1/09
I-45 Telephone Road Shopping Center - Undeveloped Land	Houston, TX		6/29/09
ClayPoint Industrial Distribution Center	Houston, TX		7/22/09

Total Merchant Development				$47,862	7.50%

Total Operating Properties & Merchant Development				$257,242	8.80%

Weingarten Realty Investors
Property Investment Summary
(in thousands at pro rata share)

					Remodels/
		New	Major	Tenant	Existing		Leasing/	All
	Acquisitions	Development	Repairs	Finish	Development (1)		Broker Fees	Other	Total

Quarter Ended 3/31/2009		$24,063	$1,631	$2,903	$3,165		$5,010	$904	$37,675
Quarter Ended 6/30/2009		17,137	1,582	7,718	4,035		3,492	3,900	37,863
Quarter Ended 9/30/2009		22,144	2,794	2,343	7,860		6,905	2,761	44,808
Quarter Ended 12/31/2009		7,823	4,463	8,708	8,395		5,193	2,942	37,524
Twelve Months Ended 12/31/2009		71,167	10,469	21,672	23,455		20,600	10,507	157,870

Year Ended 12/31/2008	$2,685	193,235	20,570	35,290	37,781	(2)	24,002	8,231	321,793
Year Ended 12/31/2007	565,427	218,239	18,236	29,928	20,751		21,345	13,356	887,282
Year Ended 12/31/2006	602,987	166,999	14,338	27,233	2,724		20,820	2,799	837,901

(1) Primarily incremental investment on properties formerly classified as new development
(2) Includes approximately $12 million for costs incurred in 2008 for new development properties moved to land held of development

Summary of Debt

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

		4th Quarter		4th Quarter
	December 31,	Weighted	December 31,	Weighted
	2009	Average Rate (1)	2008	Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$1,197,234	6.55%	$1,003,709	6.37%
7% 2011 Bonds	117,670	7.00%	200,000	7.00%
3.95% Convertible Bonds (2)	131,603	3.95%	514,298	3.95%
8.1% 2019 Notes	100,000	8.10%
Unsecured Notes Payable	959,562	5.64%	1,014,567	5.77%
Revolving Credit Agreements (3)	0	3.05%	383,000	2.55%
Industrial Revenue Bonds	2,663	2.33%	3,337	3.44%
Obligations under Capital Leases	23,115	5.55%	29,725	5.98%
Total Consolidated Debt - As Reported	2,531,847	5.97%	3,148,636	5.31%
Less: Noncontrolling Interest	(209,458)		(204,353)
Plus: WRI Share of Unconsolidated Joint Ventures	164,146		164,699
Total Debt - Pro rata Share	$2,486,535	5.99%	$3,108,982	5.31%

				Weighted
		4th Quarter		Average
	Debt	Weighted		Remaining
	Balance	Average Rate (1)	% of Total	Life (yrs)
Fixed vs. Variable Rate Debt (at Pro rata Share)
(includes the effect of interest rate swaps)

As of December 31, 2009
Fixed-rate debt	$2,100,080	6.28%	84.5%	6.12
Variable-rate debt	386,455	3.14%	15.5%	3.21
Total	$2,486,535	5.99%	100.0%	5.67

As of December 31, 2008
Fixed-rate debt	$2,659,268	5.83%	85.5%
Variable-rate debt	449,714	2.49%	14.5%
Total	$3,108,982	5.31%	100.0%

Secured vs. Unsecured Debt (at Pro rata Share)

As of December 31, 2009
Secured Debt	$1,141,875	6.62%	45.9%	5.50
Unsecured Debt	1,344,660	5.48%	54.1%	5.84
Total	$2,486,535	5.99%	100.0%	5.67

As of December 31, 2008
Secured Debt	$992,491	6.46%	31.9%
Unsecured Debt	2,116,491	4.84%	68.1%
Total	$3,108,982	5.31%	100.0%

	As	Pro rata
	Reported	Share
Weighted Average Interest Rates (1)
Twelve months ended 12/31/09	5.62%	5.64%
Three months ended 12/31/09	5.97%	5.99%
Twelve months ended 12/31/08	5.54%	5.53%

(1)	Weighted average interest rates exclude the effects of ASC 805 " Business Combinations", discounts on convertible bonds and loan costs related to financing.
(2)	The convertible bonds, with a face value of $135.2 million, mature August 1, 2026 with a five year option to redeem anytime after August 2011 and an initial conversion price of $49.075 per share.
(3)	Weighted average revolving interest rate excluding the effect of the commitment fee was 0.84% and 2.34% in fourth quarter 2009 and 2008, respectively.

Weingarten Realty Investors
Schedule of Maturities
As of December 31, 2009
(in thousands, except percentages)

	As Reported		Pro rata Share
		Weighted		Weighted
	Maturities	Average Rate (6)	Maturities	Average Rate (6)	Floating Rate	Fixed Rate	Secured	Unsecured
2010 (1) (2)	$108,644	6.42%	$120,054	6.46%	$4,542	$115,512	$75,424	$44,630
2011 (3)	219,918	6.76%	227,190	6.77%	574	226,616	99,555	127,635
2012	340,657	5.68%	343,013	5.72%	4,040	338,973	147,413	195,600
2013	443,777	6.06%	337,548	5.91%	26,821	310,727	162,548	175,000
2014	384,475	5.46%	407,183	5.52%	3,102	404,081	92,183	315,000
2015	253,992	6.40%	217,510	6.03%	1,124	216,386	127,510	90,000
2016	215,850	6.62%	234,937	6.28%	1,296	233,641	159,937	75,000
2017	119,005	6.98%	140,023	6.44%	1,456	138,567	115,023	25,000
2018	55,040	7.57%	15,118	5.78%	1,553	13,565	15,118
2019	53,962	8.31%	56,549	5.96%	1,655	54,894	56,549
Thereafter (3)	303,970	6.14%	339,611	5.48%	27,584	312,027	72,656	266,955
Subtotal	2,499,290		2,438,736		73,747	2,364,989	1,123,916	1,314,820

Revolvers (4)		1.50%		1.50%
Other (5)	32,557		47,799		(39,892)	87,691	17,959	29,840
Swap Maturities:
2012					93,600	(93,600)
2013					94,000	(94,000)
2014					165,000	(165,000)
Total	$2,531,847	5.62%	$2,486,535	5.64%	$386,455	$2,100,080	$1,141,875	$1,344,660

(1)	Includes $2.2 million of amortizing industrial revenue bonds with a final maturity date of 2015 that are currently callable by the lender.
(2)	Includes $9.7 million of MTN's maturing 2028 with 12 and 20 year put options.
(3)	Thereafter includes $135.2 million of Convertible Debt maturing in 2026 which has a 5 year call and put option in 2011.
(4)	Includes the effect of the commitment fee.
(5)
Other includes capital leases, ASC 805 " Business Combinations" adjustment, market value of swaps and discounts on notes. Our pro rata share calculation also includes bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(6)	Weighted average interest rates exclude the effects of ASC 805 " Business Combinations", discounts on Convertible Debt and loan costs related to financing.

Joint Ventures

Weingarten Realty Investors
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at 100%
(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
Condensed Statements of Income	2009	2008	2009	2008

Revenues:
Base minimum rent, net	$33,814	$27,026	$125,364	$111,678
Straight line rent	1,055	708	4,247	3,026
Over/Under-market rentals, net	846	2,078	5,555	5,849
Percentage rent	561	413	1,270	927
Tenant reimbursements	8,712	8,038	32,447	30,817
Other income	1,346	7,130	5,712	10,440
Total	46,334	45,393	174,595	162,737

Expenses:
Depreciation and amortization	15,316	11,047	56,018	41,146
Interest, net	8,547	5,616	31,017	20,424
Operating	9,773	18,446	33,385	37,592
Ad valorem taxes, net	5,298	4,905	21,213	18,739
General and administrative	1,213	4,269	5,357	6,055
Impairment loss		5,151	6,923	5,151
Total	40,147	49,434	153,913	129,107

Gain on merchant development sales				933
(Loss) gain on sale of property		(22)	11	13

Net income (loss)	$6,187	$(4,063)	$20,693	$34,576

Condensed Balance Sheets
	December 31,
	2009	2008
ASSETS

Property	$2,082,316	$1,951,771
Accumulated depreciation	(191,478)	(129,227)
Property, net	1,890,838	1,822,544

Other assets, net	240,387	256,688

Total	$2,131,225	$2,079,232

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt, net	$505,462	$472,486
Amounts payable to Weingarten Realty Investors	335,622	248,969
Other liabilities, net	88,913	149,265
Total	929,997	870,720

Accumulated equity	1,201,228	1,208,512

Total	$2,131,225	$2,079,232

Weingarten Realty Investors
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at Pro rata Share
(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
Condensed Statements of Income	2009	2008	2009	2008

Revenues:
Base minimum rent, net	$10,304	$7,668	$39,022	$31,998
Straight line rent	388	229	1,532	977
Over/Under-market rentals, net	183	419	1,140	1,180
Percentage rent	243	169	559	335
Tenant reimbursements	2,700	2,378	10,320	9,027
Other income	618	3,395	2,632	4,460
Total	14,436	14,258	55,205	47,977

Expenses:
Depreciation and amortization	5,018	3,200	18,433	11,898
Interest, net	3,092	1,655	10,904	5,591
Operating	2,941	7,608	10,601	12,981
Ad valorem taxes, net	1,556	1,331	6,566	5,282
General and administrative	581	2,064	2,453	2,740
Impairment loss		2,451	6,747	2,451
Total	13,188	18,309	55,704	40,943

Gain on merchant development sales				402
(Loss) gain on sale of property		(10)	4	2

Net income (loss)	$1,248	$(4,061)	$(495)	$7,438

Condensed Balance Sheets
	December 31,
	2009	2008
ASSETS

Property	$625,714	$593,923
Accumulated depreciation	(67,170)	(48,476)
Property, net	558,544	545,447

Other assets, net	98,630	104,439
Total	$657,174	$649,886

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt, net	$164,146	$164,699
Amounts payable to Weingarten Realty Investors	159,141	117,150
Other liabilities, net	35,402	63,320
Total	358,689	345,169

Accumulated equity	298,485	304,717

Total	$657,174	$649,886

Notes:
The Consolidated Financial Statements at pro rata share include only the real estate operations of joint ventures and partnerships at WRI's ownership percentages. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships
December 31, 2009
(In Thousands)

					Weingarten Realty
Joint Venture Partner	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment Balance	Equity in Earnings of Unconsolidated JVs

TIAA Florida Retail LLC	7	1,258	$329,096		20.0%		$63,985	$2,227
AEW SRP, LLC	10	895	166,278	$104,677	25.0%	$26,169	12,983	(2)
Collins	8	1,112	155,359	30,096	50.0%	15,048	54,885	2,202
AEW - Institutional Client	6	523	134,722	68,565	20.0%	13,713	12,579	736
BIT Retail	3	715	156,760		20.0%		30,533	1,195
BIT Investment Thirty-Six, LP	12	4,068	221,973	24,210	20.0%	4,842	32,887	676
Eagle AN, LP	7	2,050	51,543	34,208	20.0%	6,842		(97)
Jamestown	4	908	101,391	68,700	20.0%	13,740	7,088	54

Other	28	3,865	814,104	175,006	47.9%	83,793	100,307	(1,442)

Total	85	15,395	$2,131,225	$505,462	27.9%	$164,146	$315,248	$5,548

Joint Venture Description

RETAIL
TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate.
AEW SPR, LLC	Retail joint venture with an institutional partner through AEW Capital Management
Collins	Primarily a development joint venture in the Texas Rio Grande valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown	Retail joint venture in Florida

INDUSTRIAL
BIT Investment Thirty-Six, LP	Industrial joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Eagle AN, LP	Industrial joint venture with American National Insurance Company

Weingarten Realty Investors
Mortgage Debt Information for Unconsolidated Joint Ventures & Partnerships
As of December 31, 2009

Balance Summary

Joint Venture Partner	# of Mortgaged Properties	Mortgage Balance (in thousands)	Average Interest Rate (1)	Average Remaining Term (yrs)

AEW SRP, LLC	7	$104,677	5.7%	6.0
Collins	2	30,096	6.2%	11.6
AEW - Institutional Client	6	68,565	5.7%	4.2
BIT Investment Thirty-Six, LP	4	24,210	6.4%	1.8
Eagle AN, LP	1	34,208	8.1%	0.7
Jamestown	4	68,700	5.3%	4.9
Other	7	99,311	5.6%	7.4

Total	31	$429,767	5.9%	5.5

Schedule of Maturities

	At 100%		At WRI Share
	Maturities (in thousands)	Weighted Average Rate (2)	Maturities (in thousands)	Weighted Average Rate (2)

2010 (1)	$56,720	5.7%	$11,702	5.8%
2011	20,263	5.7%	8,634	5.7%
2012	22,029	5.7%	5,033	5.7%
2013	50,668	5.6%	17,275	5.6%
2014	108,455	5.7%	23,408	5.7%
2015	30,679	5.7%	8,356	5.7%
2016	69,660	5.6%	18,796	5.7%
2017	46,375	5.7%	20,633	5.7%
2018	1,952	5.7%	976	5.7%
2019	2,078	5.6%	1,039	5.6%
Thereafter	20,888	5.0%	10,444	5.0%
Total	$429,767		$126,296

(1)	All mortgages are fixed rate except for one included in "other", which has a variable rate mortgage ($3.4 million) and matures in 2010.
(2)	Weighted average interest rates exclude the effects of ASC 805 " Business Combinations", discounts on convertible bonds and loan costs related to financing.

Portfolio Summary

Weingarten Realty Investors
Tenant Diversification by Percent of Rental Revenues
(in thousands at pro rata share, except percentages and # of units)

			# of Units	Rental	Square
Rank	Tenant Name	DBA’s		Revenue	Feet

1	The Kroger Co.	Kroger, Smith Food, Ralphs, Fry's Food, King Soopers	26	1.91%	1,203

2	T.J.X. Companies, Inc.	T.J. Maxx, Marshalls, Home Goods	33	1.69%	771

3	Ross Stores, Inc.	Ross Dress for Less	33	1.55%	666

4	Home Depot, Inc.		6	1.14%	669

5	Safeway, Inc.	Safeway, Randalls, Von's	17	1.11%	718

6	Petsmart, Inc.		19	0.97%	350

7	Office Depot, Inc.		24	0.96%	453

8	Gap, Inc.	Gap, Old Navy, Banana Republic	19	0.92%	297

9	Publix Super Markets, Inc.		23	0.86%	565

10	Barnes & Noble Inc.	Barnes & Noble, Bookstop Booksellers	11	0.86%	254

11	Blockbuster Video		46	0.81%	208

12	Petco Animal Supplies, Inc.		21	0.72%	234

13	24 Hour Fitness Inc.		7	0.71%	179

14	Staples		13	0.68%	279

15	Whole Foods		6	0.67%	218

16	Harris Teeter		7	0.66%	300

17	H E Butt Grocery		6	0.65%	291

18	Office Max Inc.		11	0.64%	250

19	Bed Bath & Beyond, Inc.		17	0.64%	326

20	The Sports Authority		6	0.61%	222

21	Best Buy, Inc.		10	0.59%	225

22	Toys 'R' Us		9	0.59%	312

23	Raley's	Raley's Bel Air Markets	6	0.59%	331

24	Dollar Tree Stores, Inc.	Dollar Tree, Greenbacks	29	0.56%	264

25	Food Lion		9	0.50%	335

	Total		414	21.60%	9,917

Weingarten Realty Investors
Portfolio Operating Information
(in thousands at pro rata share, except percentages and # of units and leases)

Lease Expirations
As of December 31, 2009	Shopping Center		Industrial		Total
	Percentage of		Percentage of		Percentage of
Year Expiring	Sq. Ft.	Revenue	Sq. Ft.	Revenue	Sq. Ft.	Revenue
2010	10.36%	11.47%	19.57%	20.71%	12.72%	12.51%
2011	14.63%	15.13%	12.75%	14.80%	14.14%	15.08%
2012	12.73%	13.98%	15.53%	16.86%	13.44%	14.30%
2013	13.26%	13.51%	19.16%	17.26%	14.77%	13.93%
2014	13.30%	12.57%	14.81%	13.84%	13.68%	12.70%
2015-2019	23.99%	23.43%	17.64%	15.76%	22.34%	22.55%
2020-2029	11.00%	9.18%	0.55%	0.78%	8.30%	8.21%

Leasing Activity
Commenced Leases
	Number		New Rent	Prior Rent		GAAP Increase	Cash Increase
	of Leases	Square Feet	$PSF	$PSF	TI's $PSF	in Base Rent (1)	in Base Rent
Three Months Ended December 31, 2009
Retail New Leases	65	165	$15.12	$19.14	$8.48	-17.8%	-21.0%
Retail Renewals	139	590	10.93	10.70	0.58	8.7%	2.2%
Industrial	30	332	5.34	5.50	0.35	1.3%	-2.9%
Not Comparable Spaces	77	614
Total	311	1,701	$9.87	$10.40	$1.71	0.0%	-5.1%

Twelve Months Ended December 31, 2009
Retail New Leases	271	713	$15.81	$16.77	$10.85	-1.5%	-5.7%
Retail Renewals	649	2,297	13.05	12.40	0.24	9.5%	5.2%
Industrial	137	1,656	5.01	4.86	1.42	6.3%	3.2%
Not Comparable Spaces	181	1,275
Total	1,238	5,941	$10.62	$10.39	$2.27	6.2%	2.2%

(1)	Reflects the effect of straight-line rent

Occupancy	Quarter Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2009	2009	2009	2009	2008
Signed Basis
Retail
Eastern Region	92.5%	92.7%	92.1%	92.6%	93.9%
Western Region	92.5%	92.3%	92.2%	92.1%	93.8%
Central Region	90.6%	91.5%	91.9%	90.4%	91.3%
Total Retail	91.8%	92.1%	92.1%	91.7%	93.0%
Industrial	87.8%	88.0%	87.7%	90.9%	91.6%
Total	90.8%	91.1%	90.9%	91.5%	92.6%

Commenced Basis
Retail
Eastern Region	89.3%	89.8%	89.7%	90.2%	90.6%
Western Region	89.2%	89.2%	88.7%	89.1%	90.3%
Central Region	87.9%	88.5%	88.5%	87.4%	88.7%
Total Retail	88.8%	89.2%	88.9%	88.8%	89.8%
Industrial	87.3%	86.2%	86.9%	90.3%	90.3%
Total	88.4%	88.4%	88.4%	89.3%	90.0%

Same Property Net Operating Income Growth (1)
Cash Basis
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008

Retail
Eastern Region	0.5%	-7.3%	-3.9%	-1.4%
Western Region	-6.1%	-3.7%	-5.3%	0.2%
Central Region	0.2%	-4.3%	-2.3%	-0.7%
Total Retail	-2.0%	-3.7%	-3.8%	-0.6%
Industrial	-4.8%	-1.6%	-3.5%	1.5%
Total	-2.3%	-3.5%	-3.8%	-0.4%

(1)
Same Property NOI Growth includes the company's share of unconsolidated real estate joint ventures and parnerships and provisions for uncollectible amounts and related recoveries.  It excludes the effect of lease cancellation income and straight-line rent adjustments.

Weingarten Realty Investors
Total Net Operating Income by Geographic Region (1)
(in thousands at pro rata share, except percentages)

	Twelve Months Ended December 31,
	2009	%	2008	%	2007	%	2006	%	2005	%

Western Region
California	$50,136	12.7%	$51,176	12.1%	$50,503	11.3%	$50,074	12.1%	$47,868	12.2%
Nevada	31,505	8.0%	34,360	8.1%	31,338	7.0%	27,796	6.7%	25,161	6.4%
Arizona	26,845	6.8%	26,181	6.2%	23,192	5.2%	15,009	3.6%	14,965	3.9%
Colorado	9,136	2.3%	10,779	2.4%	12,162	2.7%	13,488	3.3%	11,447	2.9%
New Mexico	8,714	2.2%	11,355	2.7%	10,472	2.3%	11,394	2.8%	10,315	2.6%
Utah	3,557	0.9%	3,614	0.9%	3,545	0.8%	3,231	0.8%	2,926	0.7%
Oregon	1,342	0.3%	1,385	0.3%	929	0.2%	46	0.0%	-	0.0%
Washington	1,124	0.3%	1,193	0.3%	1,295	0.3%	251	0.1%	-	0.0%
Total Western Region	132,359	33.5%	140,044	33.0%	133,437	29.8%	121,289	29.4%	112,683	28.7%

Central Region
Texas	$113,454	28.7%	$124,407	29.2%	$154,800	34.7%	$154,473	37.4%	$157,357	40.0%
Louisiana	8,363	2.1%	10,907	2.6%	12,831	2.9%	12,754	3.1%	13,600	3.5%
Arkansas	3,048	0.8%	3,006	0.7%	3,028	0.7%	3,505	0.8%	3,855	1.0%
Illinois	2,960	0.7%	3,129	0.7%	2,378	0.5%	2,985	0.7%	2,870	0.7%
Kansas	1,875	0.5%	1,949	0.5%	1,980	0.4%	3,714	0.9%	6,282	1.6%
Missouri	1,405	0.4%	1,182	0.3%	1,439	0.3%	2,193	0.5%	2,827	0.7%
Oklahoma	975	0.2%	955	0.2%	1,009	0.2%	3,002	0.7%	3,616	0.9%
Mississippi	-	0.0%	-	0.0%	-	0.0%	(6)	0.0%	956	0.2%
Total Central Region	132,081	33.4%	145,536	34.2%	177,465	39.7%	182,621	44.1%	191,364	48.6%

Eastern Region
Florida	$66,170	16.8%	$70,335	16.5%	$67,400	15.2%	$56,601	13.7%	$46,076	11.7%
North Carolina	25,476	6.5%	26,978	6.4%	27,027	6.1%	23,694	5.7%	19,749	5.0%
Georgia	22,643	5.7%	25,039	5.9%	23,929	5.4%	14,861	3.6%	12,119	3.1%
Kentucky	6,766	1.7%	6,629	1.6%	6,787	1.5%	5,944	1.5%	4,719	1.2%
Tennessee	5,009	1.3%	7,015	1.6%	6,964	1.6%	7,386	1.8%	5,967	1.6%
Virginia	3,626	0.9%	2,551	0.6%	2,036	0.5%	-	0.0%	-	0.0%
South Carolina	306	0.1%	276	0.1%	287	0.1%	242	0.1%	-	0.0%
Maine	355	0.1%	278	0.1%	381	0.1%	433	0.1%	538	0.1%
Total Eastern Region	130,350	33.1%	139,101	32.8%	134,811	30.5%	109,161	26.5%	89,167	22.7%

Total Net Operating Income	$394,790	100.0%	$424,681	100.0%	$445,713	100.0%	$413,072	100.0%	$393,214	100.0%

(1)
The Net Operating Income at Pro rata Share includes the real estate operations of joint ventures at WRI's ownership percentages ranging from 7.8% to 81% except for the operations of down-reit partnerships, which are included at 100%. Net Operating Income excludes the effect of lease cancellation income and straight-line rent adjustments and imparement charges. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Average Base Rents by CBSA
As of December 31, 2009
(in thousands at pro rata share, except square foot amounts)

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
				SF	Rents	Rents	SF	Rents	Rents
	# of
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF

Retail
West Region
Lake Havasu City-Kingman, AZ	1	147	$14.29	112	$1,425	$12.67	33	$647	$19.88
Phoenix-Mesa-Scottsdale, AZ	16	1,287	$14.33	671	$5,836	$8.70	481	$10,662	$22.19
Tucson, AZ	5	629	$14.93	299	$2,639	$8.81	191	$4,684	$24.51
Arizona	22	2,064	$14.49	1,083	$9,900	$9.14	704	$15,993	$22.71
Los Angeles-Long Beach et al, CA	3	584	$17.12	395	$5,591	$14.14	154	$3,819	$24.79
Madera, CA	1	85	$12.62	52	$492	$9.46	26	$497	$18.87
Modesto, CA	1	79	$14.18	47	$461	$9.70	30	$640	$21.23
Redding, CA	1	121	$16.47	65	$560	$8.67	44	$1,227	$27.96
Riverside et al, CA	4	617	$18.39	318	$3,864	$12.15	201	$5,673	$28.28
Sacramento--Arden et al, CA	5	630	$11.74	330	$1,765	$5.34	204	$4,510	$22.07
San Diego-Carlsbad et al, CA	2	157	$20.62	73	$739	$10.16	72	$2,242	$31.18
San Francisco-Oakland et al, CA	3	447	$20.79	246	$3,575	$14.55	162	$4,908	$30.23
San Jose-Sunnyvale et al, CA	2	146	$20.39	66	$423	$6.43	71	$2,361	$33.38
Santa Cruz-Watsonville, CA	1	150	$9.61	93	$565	$6.06	54	$845	$15.78
Santa Rosa-Petaluma, CA	1	199	$12.68	55	$393	$7.20	29	$672	$22.84
Vallejo-Fairfield, CA	3	364	$16.93	165	$1,256	$7.63	165	$4,321	$26.22
California	27	3,579	$16.49	1,905	$19,684	$10.33	1,212	$31,714	$26.16
Colorado Springs, CO	2	297	$8.55	243	$1,774	$7.30	45	$690	$15.31
Denver-Aurora, CO	9	948	$14.54	350	$3,142	$8.97	253	$5,626	$22.25
Colorado	11	1,245	$12.60	593	$4,916	$8.29	298	$6,316	$21.20
Las Vegas-Paradise, NV	11	2,225	$14.68	1,406	$14,985	$10.65	543	$13,640	$25.10
Nevada	11	2,225	$14.68	1,406	$14,985	$10.65	543	$13,640	$25.10
Albuquerque, NM	3	422	$14.61	147	$1,374	$9.33	126	$2,624	$20.75
New Mexico	3	422	$14.61	147	$1,374	$9.33	126	$2,624	$20.75
Portland-Vancouver et al, OR-WA	3	120	$13.42	66	$568	$8.66	45	$919	$20.36
Oregon	3	120	$13.42	66	$568	$8.66	45	$919	$20.36
Provo-Orem, UT	1	30	$15.29	12	$158	$13.43	18	$293	$16.53
Salt Lake City, UT	2	276	$12.20	160	$1,534	$9.62	79	$1,374	$17.41
Utah	3	307	$12.54	171	$1,693	$9.88	97	$1,666	$17.25
Seattle-Tacoma-Bellevue, WA	4	82	$17.22	64	$970	$15.22	15	$385	$25.71
Washington	4	82	$17.22	64	$970	$15.22	15	$385	$25.71

Total West Region	84	10,043	$15.03	5,435	$54,090	$9.95	3,041	$73,258	$24.09

Central Region
Little Rock-N. Little Rock, AR	3	358	$8.78	298	$2,287	$7.67	55	$814	$14.73
Arkansas	3	358	$8.78	298	$2,287	$7.67	55	$814	$14.73
Chicago et al, IL-IN-WI	1	304	$10.78	268	$2,547	$9.49	21	$576	$26.90
Illinois	1	304	$10.78	268	$2,547	$9.49	21	$576	$26.90
Kansas City, MO-KS	1	135	$9.47	76	$601	$7.89	33	$429	$13.18
Topeka, KS	1	116	$11.26	116	$1,303	$11.26	0	$0	$0.00
Kansas	2	251	$10.40	192	$1,904	$9.92	33	$429	$13.18
Hammond, LA	1	227	$6.37	108	$339	$3.14	81	$863	$10.67
Lafayette, LA	1	141	$10.09	18	$90	$5.00	69	$789	$11.41
Lake Charles, LA	4	462	$7.08	321	$1,746	$5.43	97	$1,215	$12.59
Monroe, LA	1	141	$5.17	87	$296	$3.42	45	$383	$8.55
New Orleans-Metairie-Kenner, LA	1	142	$14.28	78	$732	$9.36	56	$1,187	$21.11
Louisiana	8	1,114	$7.96	612	$3,204	$5.23	348	$4,437	$12.77

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
				SF	Rents	Rents	SF	Rents	Rents
	# of
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF

St. Louis, MO-IL	2	229	$9.35	130	$1,068	$8.21	52	$634	$12.20
Missouri	2	229	$9.35	130	$1,068	$8.21	52	$634	$12.20
Oklahoma City, OK	2	164	$7.93	90	$494	$5.51	53	$637	$12.06
Oklahoma	2	164	$7.93	90	$494	$5.51	53	$637	$12.06
Amarillo, TX	2	68	$9.70	11	$48	$4.22	41	$461	$11.21
Beaumont-Port Arthur, TX	7	315	$7.51	183	$843	$4.60	99	$1,276	$12.91
College Station-Bryan, TX	1	107	$10.79	86	$923	$10.74	17	$188	$11.07
Corpus Christi, TX	1	372	$14.36	166	$1,606	$9.66	110	$2,361	$21.50
Dallas-Fort Worth-Arlington, TX	10	1,254	$12.93	628	$6,358	$10.13	414	$7,109	$17.19
Houston-Baytown-Sugar Land, TX	60	4,393	$13.56	2,405	$22,567	$9.38	1,450	$29,722	$20.49
Killeen-Temple-Fort Hood, TX	1	115	$11.96	98	$1,033	$10.52	17	$345	$20.29
Laredo, TX	2	377	$13.86	227	$2,468	$10.87	97	$2,030	$20.85
Lubbock, TX	1	151	$8.96	112	$740	$6.58	36	$594	$16.36
Lufkin, TX	1	248	$6.79	205	$1,073	$5.24	29	$513	$17.95
McAllen-Edinburg-Pharr, TX	7	488	$11.87	377	$3,709	$9.84	88	$1,809	$20.55
Rio Grande City, TX	1	88	$11.27	76	$788	$10.42	13	$208	$16.27
San Antonio, TX	7	577	$11.79	375	$3,264	$8.71	152	$2,942	$19.41
Tyler, TX	1	60	$7.62	33	$212	$6.35	18	$181	$9.93
Texas	102	8,614	$12.61	4,983	$45,631	$9.16	2,581	$49,740	$19.27

Total Central Region	120	11,033	$11.78	6,573	$57,135	$8.69	3,143	$57,267	$18.22

East Region
Fort Walton Beach et al, FL	2	70	$15.27	45	$585	$13.09	14	$307	$22.37
Jacksonville, FL	2	319	$9.81	250	$1,869	$7.47	64	$1,213	$18.97
Miami-Fort Lauderdale et al, FL	16	1,390	$15.04	811	$7,867	$9.70	481	$11,561	$24.01
Orlando, FL	13	1,697	$15.66	1,005	$12,489	$12.42	419	$9,817	$23.41
Palm Bay-Melbourne et al, FL	3	182	$8.93	102	$587	$5.75	60	$862	$14.32
Palm Coast, FL	1	83	$17.53	53	$739	$13.90	25	$632	$25.26
Port St. Lucie-Fort Pierce, FL	1	50	$11.10	37	$320	$8.63	5	$152	$27.97
Punta Gorda, FL	2	25	$16.99	15	$215	$14.34	6	$137	$23.94
Sarasota-Bradenton-Venice, FL	1	97	$10.61	46	$324	$7.13	33	$509	$15.39
Tampa-St. Petersburg et al, FL	4	924	$13.42	512	$5,044	$9.85	279	$5,568	$19.97
Florida	45	4,837	$14.26	2,876	$30,040	$10.45	1,387	$30,759	$22.18
Atlanta-Sandy Springs et al, GA	14	1,646	$13.57	973	$9,350	$9.61	497	$10,597	$21.33
Gainesville, GA	1	28	$13.32	21	$239	$11.31	5	$111	$21.51
Georgia	15	1,674	$13.56	994	$9,589	$9.64	502	$10,708	$21.33
Lexington-Fayette, KY	2	304	$13.82	218	$2,000	$9.16	199	$3,764	$18.92
Louisville, KY-IN	1	169	$11.98	73	$628	$8.56	69	$1,076	$15.62
Kentucky	3	473	$13.35	292	$2,628	$9.01	268	$4,840	$18.07
Lewiston-Auburn, ME	1	154	$5.49	88	$430	$4.90	28	$204	$7.34
Maine	1	154	$5.49	88	$430	$4.90	28	$204	$7.34
Charlotte-Gastonia et al, NC-SC	4	319	$17.17	154	$2,131	$13.88	130	$2,730	$21.07
Durham, NC	5	207	$12.17	102	$998	$9.78	78	$1,189	$15.30
Raleigh-Cary, NC	12	1,548	$11.66	935	$7,280	$7.78	515	$9,626	$18.71
Southern Pines-Pinehurst, NC	1	250	$8.81	112	$565	$5.03	66	$1,004	$15.27
Wilmington, NC	1	71	$12.36	49	$400	$8.20	22	$479	$21.44
North Carolina	23	2,396	$12.21	1,352	$11,374	$8.41	810	$15,028	$18.55
Hilton Head Island-Beaufort, SC	1	22	$15.09	5	$47	$9.00	16	$271	$17.11
South Carolina	1	22	$15.09	5	$47	$9.00	16	$271	$17.11
Memphis, TN-MS-AR	6	438	$11.13	264	$2,263	$8.58	124	$2,053	$16.53
Tennessee	6	438	$11.13	264	$2,263	$8.58	124	$2,053	$16.53

Total East Region	94	9,993	$13.35	5,871	$56,371	$9.60	3,134	$63,864	$20.37

Total Retail	298	31,069	$13.31	17,879	$167,596	$9.37	9,318	$194,390	$20.86

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
				SF	Rents	Rents	SF	Rents	Rents
	# of
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF

Industrial
West Region
San Diego-Carlsbad et al, CA	1	145	$6.57	59	$383	$6.51	1	$9	$10.18
California	1	145	$6.57	59	$383	$6.51	1	$9	$10.18

Total West Region	1	145	$6.57	59	$383	$6.51	1	$9	$10.18

Central Region
Austin-Round Rock, TX	6	427	$9.88	71	$697	$9.85	266	$2,631	$9.89
Dallas-Fort Worth-Arlington, TX	15	2,327	$4.62	1,575	$6,534	$4.15	378	$2,488	$6.58
Houston-Baytown-Sugar Land, TX	27	2,926	$5.70	2,300	$12,423	$5.40	342	$2,628	$7.67
San Antonio, TX	3	545	$5.55	324	$1,793	$5.53	163	$909	$5.58
Texas	51	6,224	$5.55	4,270	$21,447	$5.02	1,149	$8,655	$7.53

Total Central Region	51	6,224	$5.55	4,270	$21,447	$5.02	1,149	$8,655	$7.53

East Region
Lakeland, FL	2	768	$4.64	708	$3,282	$4.64	0	$0	$0.00
Tampa-St. Petersburg et al, FL	3	896	$4.18	779	$3,243	$4.16	17	$84	$4.90
Florida	5	1,665	$4.39	1,487	$6,525	$4.39	17	$84	$4.90
Atlanta-Sandy Springs et al, GA	9	1,560	$3.83	1,073	$4,101	$3.82	17	$74	$4.48
Georgia	9	1,560	$3.83	1,073	$4,101	$3.82	17	$74	$4.48
Memphis, TN-MS-AR	3	685	$1.70	576	$972	$1.69	2	$8	$4.12
Tennessee	3	685	$1.70	576	$972	$1.69	2	$8	$4.12
Richmond, VA	9	904	$5.03	719	$3,578	$4.98	5	$62	$13.50
Virginia	9	904	$5.03	719	$3,578	$4.98	5	$62	$13.50

Total East Region	26	4,813	$3.95	3,855	$15,178	$3.94	40	$229	$5.67

Total Industrial	78	11,183	$4.90	8,183	$37,007	$4.52	1,191	$8,893	$7.47

Joint venture properties are reflected at WRI's pro rata share
Occupied SF based on commenced leases
# of properties and GLA differ from property list due to new development properties with no commenced leases and the combining of certain properties on the property list

Property Listing

Weingarten Realty Investors
Summary Property Listing
As of December 31, 2009

		Gross Leasable Area
	# of	WRI	Joint Venture	Owned
ALL PROPERTIES BY STATE	Properties	Owned	Share	by Others	Total
Arizona	23	2,084,740	-	1,204,412	3,289,152
Arkansas	3	357,740	-	-	357,740
California	29	3,854,161	870,193	546,242	5,270,596
Colorado	11	1,244,953	1,090,545	1,252,257	3,587,750
Florida	51	6,570,634	2,993,473	1,350,835	10,906,223
Georgia	23	3,283,094	878,340	716,003	4,877,437
Illinois	1	303,566	-	-	303,566
Kansas	2	250,855	-	-	250,855
Kentucky	4	609,265	-	122,454	731,719
Louisiana	11	1,132,508	274,974	693,875	2,101,357
Maine	1	153,776	51,258	-	205,034
Missouri	2	229,337	28,422	-	257,760
Nevada	12	2,374,790	-	1,160,131	3,534,921
New Mexico	4	473,339	-	216,134	689,473
North Carolina	24	2,446,492	181,859	742,374	3,370,725
Oklahoma	2	163,996	-	-	163,996
Oregon	3	119,939	90,927	62,600	273,466
South Carolina	1	21,530	64,590	-	86,120
Tennessee	9	1,212,688	674,070	137,740	2,024,498
Texas	154	15,552,087	5,369,005	3,160,087	24,081,176
Utah	3	306,638	60,772	296,357	663,767
Virginia	9	904,159	1,607,058	-	2,511,217
Washington	4	81,875	327,497	65,346	474,718
Grand Total	386	43,732,162	14,562,983	11,726,847	70,013,266

Total Retail	307	32,171,808	9,277,096	11,525,997	52,966,175

Total Industrial	76	11,278,783	5,285,887	200,850	16,765,520

Total Other	3	281,571	-	-	281,571

Footnotes for detail property listing
(1)	Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2)	Denotes property currently under development.
(3)	Denotes properties that are not consolidated for SEC reporting purposes.
(+)	Denotes supermarket or discount store offering full service grocery along with general merchandise.
NOTE: Square feet is reflective of area available to be leased. Certain listed properties may have additional square feet under WRI ownership.

Weingarten Realty Investors
Property Listing
As of December 31, 2009
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total
Retail
Operating Properties

Arizona
Palmilla Center	Dysart Rd. at McDowell Rd., Avondale	Office Max, PetsMart, Dollar Tree, Fry’s Supermarket + (O.B.O.)	100.00%		103,568	0	70,255	173,823
Mohave Crossroads	Bullhead Parkway at State Route 95, Bullhead City	Target (O.B.O.), Kohls (O.B.O.), Marshalls, PetsMart, Staples, Bed Bath & Beyond, Ross Dress for Less	100.00%		147,295	0	197,360	344,655
Raintree Ranch	Ray Road at Price Road, Chandler	Whole Foods +, Golf Galaxy, Bodhi Wellness Center	100.00%		136,230	0	0	136,230
Arrowhead Festival S.C.	75th Ave. at W. Bell Rd., Glendale	Borders (O.B.O.), Sports Authority (O.B.O.), Toys “R” Us (O.B.O.), Bed Bath & Beyond (O.B.O.)	100.00%		29,834	0	168,624	198,458
Fry's Ellsworth Plaza	Broadway Rd. at Ellsworth Rd., Mesa	Fry’s Supermarket + (O.B.O.)	100.00%		9,034	0	64,574	73,608
Monte Vista Village Center	Baseline Rd. at Ellsworth Rd., Mesa	Safeway + (O.B.O.)	100.00%		45,751	0	62,800	108,551
Red Mountain Gateway	Power Rd. at McKellips Rd., Mesa	Target (O.B.O.), Bed Bath & Beyond, Famous Footwear	100.00%		69,568	0	136,000	205,568
The Shoppes at Parkwood Ranch	Southern Avenue and Signal Butte Road, Mesa	Hobby Lobby, Dollar Tree	100.00%		89,407	0	0	89,407
Camelback Village Square	Camelback at 7th Avenue, Phoenix	Fry’s Supermarket +, Office Max, Blockbuster	100.00%		134,494	0	100,000	234,494
Laveen Village Market	Baseline Rd. at 51st St., Phoenix	Fry’s Supermarket + (O.B.O.), Home Depot (O.B.O.)	100.00%		40,025	0	71,619	111,644
Rancho Encanto	35th Avenue at Greenway Rd., Phoenix	Blockbuster, Fresh N Easy +, Family Dollar, Mega Furniture	100.00%		70,859	0	0	70,859
Squaw Peak Plaza	16th Street at Glendale Ave., Phoenix	Basha's +, Blockbuster	100.00%		60,728	0	0	60,728
Fountain Plaza	77th St. at McDowell, Scottsdale	Fry’s Supermarket +, Dollar Tree, Lowes (O.B.O.)	100.00%		102,271	0	165,000	267,271
Scottsdale Horizon	Frank Lloyd Wright Blvd and Thompson Peak Parkway, Scottsdale	Safeway+ (O.B.O.)	100.00%		10,337	0	0	10,337
Basha's Valley Plaza	S. McClintock at E. Southern, Tempe	Basha’s +, Ross Dress for Less	100.00%		145,104	0	0	145,104
Broadway Marketplace	Broadway at Rural, Tempe	Office Max, Ace Hardware	100.00%		82,757	0	0	82,757
Pueblo Anozira	McClintock Dr. at Guadalupe Rd., Tempe	Fry’s Food & Drug +, Petco, Dollar Tree	100.00%		157,359	0	0	157,359
Entrada de Oro	Magee Road and Oracle Road, Tucson	Wal-Mart Neighborhood Market +	100.00%		88,665	0	20,406	109,071
Madera Village	Tanque Verde Rd. and Catalina Hwy, Tucson	Safeway +, Walgreen's, Dollar Tree	100.00%		96,732	0	10,594	107,326
Oracle Crossings	Oracle Highway and Magee Road, Tucson	Kohl's, Sprouts Farmers Market +	100.00%		249,711	0	10,000	259,711
Oracle Wetmore	Wetmore Road and Oracle Highway, Tucson	Home Depot (O.B.O), PetSmart, Walgreens, Ultimate Electronics, Ulta	100.00%		149,961	0	105,329	255,290
Shoppes at Bears Path	Tanque Verde Rd. and Bear Canyon Rd., Tucson	Osco Drug (O.B.O.), Carondelet Health Care Corp.	100.00%		43,928	0	21,851	65,779
Arizona Total:	# of Properties: 22				2,063,618	0	1,204,412	3,268,030

Arkansas
Markham Square	W. Markham at John Barrow, Little Rock	Burlington Coat Factory	100.00%		126,904	0	0	126,904
Markham West	11400 W. Markham, Little Rock	Office Depot, Michael’s, Academy, Bassett Furniture, Dollar Tree	100.00%		178,210	0	0	178,210
Westgate	Cantrell at Bryant, Little Rock	SteinMart	100.00%		52,626	0	0	52,626
Arkansas Total:	# of Properties: 3				357,740	0	0	357,740

California
Jess Ranch Marketplace	Bear Valley Road at Jess Ranch Parkway, Apple Valley	Winco Foods + (O.B.O.), Mervyn's, Petsmart, Rite-Aid, Big 5	50.00%	(1)(3)	106,633	106,633	93,696	306,962
Jess Ranch Phase III	Bear Valley Road at Jess Ranch Parkway, Apple Valley	Best Buy, Cinemark Theatres, Bed Bath & Beyond, 24 Hour Fitness	50.00%	(1)(3)	77,754	77,754	0	155,508
Centerwood Plaza	Lakewood Blvd. at Alondra Dr., Bellflower	Bestway Supermarket +, Buck-A-Roos	100.00%		75,500	0	0	75,500
Southampton Center	IH-780 at Southampton Rd., Benecia	Raley’s +, Ace Hardware, Hollywood Video	100.00%		162,799	0	0	162,799
580 Market Place	E. Castro Valley at Hwy. I-580, Castro Valley	P. W. Supermarkets +, Petco, 24 Hour Fitness	100.00%		100,165	0	0	100,165
Chino Hills Marketplace	Chino Hills Pkwy. at Pipeline Ave., Chino Hills	Rite Aid, Von’s +, 24 Hour Fitness, Dollar Tree	100.00%		308,420	0	0	308,420
Buena Vista Marketplace	Huntington Dr. at Buena Vista St., Duarte	Ralph's +	100.00%		90,805	0	0	90,805
El Camino Promenade	El Camino Real at Via Molena, Encinitas	T.J. Maxx, Beverages & More, Staples, Golf Galaxy, Dollar Tree	100.00%		129,753	0	0	129,753
Fremont Gateway Plaza	Paseo Padre Pkwy. at Walnut Ave., Fremont	Raley’s +, 24 Hour Fitness	100.00%		194,601	0	0	194,601
Hallmark Town Center	W. Cleveland Ave. at Stephanie Ln., Madera	Food 4 Less + , Bally Total Fitness	100.00%		85,066	0	0	85,066
Menifee Town Center	Antelope Rd. at Newport Rd., Menifee	Ralph's +, Ross Dress for Less	100.00%		124,494	0	124,303	248,797

Weingarten Realty Investors
Property Listing
As of December 31, 2009
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total
Marshalls Plaza	McHenry at Sylvan Ave., Modesto	Marshall’s, Dress Barn, Guitar Center	100.00%		78,752	0	0	78,752
Prospectors Plaza	Missouri Flat Rd. at US Hwy. 50, Placerville	SaveMart +, Kmart, Long’s Drug Store	100.00%		228,345	0	0	228,345
Shasta Crossroads	Churn Creek Rd. at Dana Dr., Redding	Food Maxx +, Target (O.B.O.), Sports Authority (O.B.O.), Ashley Furniture (O.B.O.)	100.00%		121,334	0	131,468	252,802
Arcade Square	Watt Ave. at Whitney Ave., Sacramento	Grocery Outlet +, Lifestyle Furniture	100.00%		76,497	0	0	76,497
Discovery Plaza	W. El Camino Ave. at Truxel Rd., Sacramento	Bel Air Market +	100.00%		93,398	0	0	93,398
Summerhill Plaza	Antelope Rd. at Lichen Dr., Sacramento	Raley’s +	100.00%		133,614	0	0	133,614
Valley	Franklin Boulevard and Mack Road, Sacramento	Raley's +	100.00%		98,240	0	0	98,240
Silver Creek Plaza	E. Capital Expressway at Silver Creek Blvd., San Jose	Safeway +, Walgreen’s, Orchard Supply (O.B.O.)	100.00%		134,179	0	65,000	199,179
Tully Corners Shopping Center	Tully Rd at Quimby Rd, San Jose	Food Maxx +, Petco	10.00%	(1)(3)	11,599	104,393	0	115,992
Greenhouse Marketplace	Lewelling Blvd. at Washington Ave., San Leandro	Safeway + (O.B.O.), Longs Drug Stores (O.B.O.), Big Lots, 99 Cents Only, Factory 2 U	100.00%		152,095	0	86,569	238,664
Rancho San Marcos Village	San Marcos Blvd. at Rancho Santa Fe Rd., San Marcos	Von’s +, 24 Hour Fitness	100.00%		120,829	0	0	120,829
San Marcos Plaza	San Marcos Blvd. at Rancho Santa Fe Rd., San Marcos	Albertsons + (O.B.O.)	100.00%		35,880	0	45,206	81,086
Stony Point Plaza	Stony Point Rd. at Hwy. 12, Santa Rosa	Food Maxx +	100.00%		198,528	0	0	198,528
Sunset Center	Sunset Ave. at State Hwy. 12, Suisun City	Rite Aid	100.00%		85,238	0	0	85,238
Creekside Center	Alamo Dr. at Nut Creek Rd., Vacaville	Raley’s +, Blockbuster	100.00%		116,229	0	0	116,229
Freedom Centre	Freedom Blvd. At Airport Blvd., Watsonville	Rite Aid, Big Lots, Safeway +, Ace Hardware	100.00%		150,241	0	0	150,241
Westminster Center	Westminster Blvd. at Golden West St., Westminster	Albertsons +, Home Depot, Edward’s Cinema, Rite Aid, Petco, Ross Dress for Less	100.00%		417,820	0	0	417,820
California Total:	# of Properties: 28				3,708,808	288,780	546,242	4,543,830

Colorado
Aurora City Place	E. Alameda at I225, Aurora	PetsMart, Barnes & Noble, Ross Dress For Less, Sports Authority, Super Target + (O.B.O.)	50.00%	(1)(3)	182,642	182,642	182,000	547,283
Academy Place	Academy Blvd. at Union Blvd., Colorado Springs	Safeway + (O.B.O.), Ross Dress For Less, Target (O.B.O.)	100.00%		84,057	0	206,586	290,643
Uintah Gardens	NEC 19th St. at West Uintah, Colorado Springs	King Sooper’s +, Walgreens, Petco, Big 5 Sporting Goods	100.00%		212,638	0	0	212,638
Green Valley Ranch Towne Center	Tower Rd. at 48th Ave., Denver	King Sooper’s + (O.B.O.)	50.00%	(1)(3)	27,503	27,503	58,000	113,006
Lowry Town Center	2nd Ave. at Lowry Ave., Denver	Albertsons + (O.B.O.)	50.00%	(1)(3)	38,370	38,370	52,700	129,439
CityCenter Englewood	S. Santa Fe at Hampden Ave., Englewood	Wal-Mart (O.B.O.), Ross Dress for Less, Sports Authority, Office Depot, Bally Total Fitness, Petco	51.00%	(1)(3)	137,346	131,960	90,000	359,305
Crossing at Stonegate	Jordon Rd. at Lincoln Ave., Parker	King Sooper’s +	51.00%	(1)(3)	55,620	53,438	0	109,058
Thorncreek Crossing	Washington St. at 120th St., Thornton	Super Target + (O.B.O.), Barnes & Noble, Office Max, Michael’s, Dollar Tree, Cost Plus	51.00%	(1)(3)	108,186	103,944	174,000	386,130
Westminster Plaza	North Federal Blvd. at 72nd Ave., Westminster	Safeway +, Walgreens (O.B.O.)	50.00%	(1)	48,521	48,521	14,100	111,142
Colorado Total:	# of Properties: 9				894,883	586,378	777,386	2,258,644

Florida
Boca Lyons	Glades Rd. at Lyons Rd., Boca Raton	Ross Dress for Less, Ethan Allen, Dollar Tree	100.00%		113,689	0	0	113,689
Countryside Centre	US Highway 19 at Countryside Boulevard	Publix +, T.J. Maxx, Home Goods	100.00%		242,123	0	0	242,123
Sunset 19	US Hwy. 19 at Sunset Pointe Rd., Clearwater	Publix +, Bed Bath & Beyond, Staples, Comp USA, Barnes & Noble, Sports Authority, Old Navy	100.00%		275,910	0	0	275,910
Embassy Lakes	Sheraton St. at Hiatus Rd., Cooper City	Winn Dixie +, Walgreen’s, Tuesday Morning	100.00%		131,719	0	48,214	179,933
Paradise Key at Kelly Plantation	US Highway 98 and Mid Bay Bridge Rd, Destin	Publix +, Bed Bath & Beyond, Ross, Old Navy, SteinMart	10.00%	(1)(3)	27,178	244,599	0	271,777
Shoppes at Paradise Isle	34940 Emerald Coast Pkwy, Destin	Best Buy, Michaels, Office Depot, PetsMart	25.00%	(1)(3)	42,918	128,752	0	171,670
Hollywood Hills Plaza	Hollywood Blvd. at North Park Rd., Hollywood	Publix +, Target, CVS/pharmacy	100.00%		364,714	0	0	364,714
Indian Harbour Place	East Eau Gallie Boulevard, Indian Harbour Beach	Beall's, Publix +	25.00%	(1)(3)	40,880	122,641	0	163,521
Argyle Village	Blanding at Argyle Forest Blvd., Jacksonville	Bed Bath & Beyond, Publix +, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics,	100.00%		312,447	0	0	312,447
TJ Maxx Plaza	117th Avenue at Sunset Blvd., Kendall	T.J. Maxx, Winn Dixie +	100.00%		161,572	0	0	161,572
Largo Mall	Ulmerton Rd. at Seminole Ave., Largo	Beall’s, Marshall’s, PetsMart, Bed Bath & Beyond, Staples, Michael’s, Target (O.B.O.), Albertsons + (O.B.O)	100.00%		377,719	0	197,631	575,350

Weingarten Realty Investors
Property Listing
As of December 31, 2009
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total
Palm Lakes Plaza	Atlantic Boulevard and Rock Island Road, Maragate	Publix +, CVS/pharmacy	20.00%	(1)(3)	22,750	91,002	0	113,752
Lake Washington Crossing	Wickham Rd. at Lake Washington Rd., Melbourne	Publix +	25.00%	(1)(3)	29,707	89,121	0	118,828
Lake Washington Square	Wickham Rd. at Lake Washington Rd., Melbourne	Albertsons +, Tuesday Morning	100.00%		111,811	0	0	111,811
Kendall Corners	Kendall Drive and SW 127th Avenue, Miami	Ashley Furniture	20.00%	(1)(3)	19,303	77,212	0	96,515
South Dade	South Dixie Highway and Eureka Drive, Miami	Publix +, Petco, Chuck E. Cheese, Bed Bath & Beyond	20.00%	(1)(3)	43,895	175,578	0	219,473
Tamiami Trail Shops	S.W. 8th St. at S.W. 137th Ave., Miami	Publix +, CVS/pharmacy	20.00%	(1)(3)	22,173	88,694	0	110,867
Northridge	E. Commercial Blvd. at Dixie Hwy., Oakland Park	Publix +, Petco, Ross Dress for Less, Anna's Linens, Bally Total Fitness	20.00%	(1)(3)	47,234	188,936	0	236,170
Colonial Landing	East Colonial Dr. at Maguire Boulevard, Orlando	Bed Bath & Beyond, PetsMart, Jo Ann Fabrics, The Sports Authority, HH Gregg	50.00%	(1)	131,634	131,634	0	263,267
Colonial Plaza	E. Colonial Dr. at Primrose Dr., Orlando	Staples, Ross Dress for Less, Babies “R” Us, Marshall’s, Old Navy, SteinMart, Barnes & Noble, Petco, Big Lots, Hobby Lobby	100.00%		496,751	0	0	496,751
International Drive Value Center	International Drive and Touchstone Drive, Orlando	Bed Bath & Beyond, Ross Dress for Less, T.J. Maxx	20.00%	(1)(3)	37,133	148,531	0	185,664
Market at Southside	Michigan Ave. at Delaney Ave., Orlando	Ross Dress for Less, Beall’s, Dollar Tree, Albertsons + (O.B.O.)	100.00%		95,208	0	64,627	159,835
Phillips Crossing	Interstate 4 and Sand Lake Road, Orlando	Whole Foods +, Golf Galaxy, Michael's	100.00%		145,704	0	0	145,704
Phillips Landing	Turkey Lake Rd., Orlando	Wal-Mart (O.B.O.), Planet Fitness	100.00%		66,223	0	219,815	286,038
The Marketplace at Dr. Phillips	Dr. Phillips Boulevard and Sand Lake Road, Orlando	Publix +, Stein Mart, Office Depot, Home Goods, Morton's of Chicago	20.00%	(1)(3)	65,250	261,000	0	326,250
The Shoppes at South Semoran	Semoran Blvd. at Pershing Ave.	Winn Dixie +	100.00%		101,535	0	0	101,535
Westland Terrace Plaza	SR 50 at Apopka Vineland Rd., Orlando	T.J. Maxx, Petco, Shoe Carnival, Super Target + (O.B.O.)	100.00%		77,521	0	183,000	260,521
Alafaya Square	Alafaya Trail, Oviedo	Publix +	20.00%	(1)(3)	35,297	141,189	0	176,486
University Palms	Alafaya Trail at McCullough Rd., Oviedo	Publix +, Blockbuster	30.00%	(1)	29,752	69,420	0	99,172
Palm Coast Center	State Road 100 & Belle Terre Parkway, Palm Coast	Super Target (O.B.O.) +, PetsMart, T.J. Maxx, Ross Dress for Less, Michaels, Books-A-Million	50.00%	(1)(3)	83,435	83,435	189,398	356,268
East Lake Woodlands	East Lake Road and Tampa Road, Palm Harbor	Publix +, Walgreens	20.00%	(1)(3)	28,021	112,082	0	140,103
Shoppes at Parkland	Hillsboro Boulevard at State Road #7, Parkland	BJ's Wholesale Club +	30.00%	(1)	43,696	101,956	0	145,652
Flamingo Pines	Pines Blvd. at Flamingo Rd., Pembroke Pines	U.S. Post Office, Keiser College	100.00%		130,942	0	105,350	236,292
Flamingo Pines	Pines Blvd. at Flamingo Rd., Pembroke Pines	Publix +	20.00%	(1)(3)	25,284	101,135	0	126,419
Pembroke Commons	University at Pines Blvd., Pembroke Pines	Publix +, Marshall’s, Office Depot, LA Fitness	20.00%	(1)(3)	60,761	243,044	0	303,805
Publix at Laguna Isles	Sheridan St. at SW 196th Ave., Pembroke Pines	Publix +	100.00%		69,475	0	0	69,475
Vizcaya Square	Nob Hill Rd. at Cleary Blvd., Plantation	Winn Dixie +, Blockbuster	100.00%		112,410	0	0	112,410
Quesada Commons	Quesada Avenue and Toledo Blade Boulevard, Port Charlotte	Publix +	25.00%	(1)(3)	14,722	44,168	0	58,890
Shoppes of Port Charlotte	Toledo Blade Boulevard and Tamiami Trail, Port Charlotte	Petco	25.00%	(1)(3)	10,253	30,758	0	41,011
Shoppes of Port Charlotte	Toledo Blade Boulevard and Tamiami Trail, Port Charlotte	Chick-Fil-A	25.00%	(1)(3)	980	2,941	0	3,921
Marketplace at Seminole Towne Center	Central Florida Greenway and Rinehart Road,	The Sports Authority, DSW, Marshalls, Old Navy, Petco, Cost Plus, Super Target + (O.B.O.)	100.00%		312,261	0	185,000	497,261
Epic Village - St. Augustine	SR 207 at Rolling Hills Dr	Epic Theaters (O.B.O.)	70.00%	(1)	6,103	2,615	53,625	53,625
Pineapple Commons	Us Highway 1 and Britt Rd., Stuart	Best Buy, Ross Dress for Less, PetsMart, Ashley Furniture, Marshall's	20.00%	(1)(3)	49,803	199,211	0	249,014
Sunrise West Shopping Center	West Commercial Drive and NW 91st Avenue, Sunrise	Publix +	25.00%	(1)(3)	19,080	57,241	0	76,321
Venice Pines	Center Rd. at Jacaranda Blvd., Venice	Sweet Bay +	100.00%		97,303	0	0	97,303
Winter Park Corners	Aloma Ave. at Lakemont Ave., Winter Park	Whole Foods Market +	100.00%		102,397	0	0	102,397
Florida Total:	# of Properties: 45				4,836,676	2,936,895	1,246,660	9,011,512

Georgia
Lakeside Marketplace	Cobb Parkway (US Hwy 41), Acworth	Ross Dress for Less, Petco, Office Max, Books-A-Million, Super Target + (O.B.O.)	100.00%		147,688	0	174,000	321,688
Mansell Crossing	North Point Parkway at Mansell Rd	Ross Dress for Less, Bed Bath & Beyond, Rooms to Go	20.00%	(1)(3)	20,586	82,345	0	102,931
Camp Creek Marketplace II	Camp Creek Parkway and Carmla Drive, Atlanta	DSW, American Signature, LA Fitness	100.00%		196,283	0	0	196,283
Cherokee Plaza	Peachtree Road and Colonial Drive, Atlanta	Kroger +	30.00%	(1)	29,925	69,824	0	99,749
Perimeter Village	Ashford-Dunwoody Rd	Wal-Mart Supercenter +, Cost Plus World Market, DSW, Borders, Hobby Lobby	100.00%		387,755	0	0	387,755
Publix at Princeton Lakes	Carmia Drive and Camp Creek Drive, Atlanta	Publix +, Wachovia (O.B.O.)	100.00%		68,407	0	0	68,407
Brookwood Square	East-West Connector at Austell Rd., Austell	Marshall’s, Staples, Home Depot	100.00%		253,448	0	0	253,448

Weingarten Realty Investors
Property Listing
As of December 31, 2009
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total
Dallas Commons	US Highway 278 and Nathan Dean Boulevard, Dallas	Kroger + (O.B.O.)	100.00%		25,158	0	70,104	95,262
Reynolds Crossing	Steve Reynolds and Old North Cross Rd., Duluth	Kroger + (O.B.O.)	100.00%		45,758	0	70,225	115,983
Thompson Bridge Commons	Thompson Bridge Rd. at Mt. Vernon Rd.,	Kroger +	30.00%	(1)	27,776	64,811	0	92,587
Grayson Commons	Grayson Hwy at Rosebud Rd., Grayson	Kroger +	100.00%		76,611	0	0	76,611
Sandy Plains Exchange	Sandy Plains at Scufflegrit, Marietta	Publix +	30.00%	(1)	21,835	50,949	0	72,784
Brownsville Commons	Brownsville Road and Hiram-Lithia Springs Road, Powder Springs	Kroger + (O.B.O.)	100.00%		27,747	0	54,139	81,886
Roswell Corners	Woodstock Rd. at Hardscrabble Rd., Roswell	Staples, T.J. Maxx, Super Target + (O.B.O.)	100.00%		144,964	0	173,535	318,499
Brookwood Marketplace	Peachtree Parkway at Mathis Airport Rd., Suwannee	Office Max, Home Depot, Bed Bath & Beyond, Super Target + (O.B.O.)	100.00%		199,594	0	174,000	373,594
Georgia Total:	# of Properties: 15				1,673,535	267,929	716,003	2,657,467

Illinois
Burbank Station	S. Cicero Ave. at W. 78th St.	Babies "R" Us, Food For Less +, AJ Wright, Office Max, The Sports Authority, Petsmart	100.00%		303,566	0	0	303,566
Illinois Total:	# of Properties: 1				303,566	0	0	303,566

Kansas
Shawnee Village	Shawnee Mission Pkwy. at Quivera Rd., Shawnee	Burlington Coat Factory	100.00%		135,139	0	0	135,139
Kohl's	Wanamaker Rd. at S.W. 17th St., Topeka	Barnes & Noble, Kohl’s Department Store	100.00%		115,716	0	0	115,716
Kansas Total:	# of Properties: 2				250,855	0	0	250,855

Kentucky
Millpond Center	Boston at Man O’War, Lexington	Kroger +	100.00%		124,567	0	27,000	151,567
Regency Shopping Centre	Nicholasville Rd.& West Lowry Lane, Lexington	TJ Maxx, Michael's, Kroger + (O.B.O)	100.00%		136,262	0	46,044	182,306
Tates Creek	Tates Creek at Man O’ War, Lexington	Kroger +, Rite Aid	100.00%		179,450	0	0	179,450
Festival at Jefferson Court	Outer Loop at Jefferson Blvd., Louisville	Kroger +, PetsMart (O.B.O.), Factory Card Outlet, Staples, AJ Wright (O.B.O.)	100.00%		168,986	0	49,410	218,396
Kentucky Total:	# of Properties: 4				609,265	0	122,454	731,719

Louisiana
Town & Country Plaza	U.S. Hwy. 190 West, Hammond	Winn Dixie +, Office Depot, CVS/pharmacy, Anna's Linens	100.00%		227,352	0	0	227,352
Manhattan Place	Manhattan Blvd. at Gretna Blvd., Harvey	Target (O.B.O.), Ross Dress for Less, Stage, K&G Fashion	100.00%		142,315	0	139,300	281,615
River Marketplace	Ambassador Caffery at Kaliste Saloom, Lafayette	Ross Dress for Less, Stage, Cost Plus, Super Target + (O.B.O.), Books-A-Million, Citi Trends	7.80%	(1)(3)	13,142	147,100	174,700	334,942
Westwood Village	W. Congress at Bertrand, Lafayette	Stage	100.00%		141,346	0	0	141,346
14/Park Plaza	Hwy. 14 at General Doolittle, Lake Charles	Kroger +, Conn’s, Burke's Outlet, Anna's Linens, Family Dollar	100.00%		175,068	0	0	175,068
K-Mart Plaza	Ryan St., Lake Charles	Albertsons +, Kmart, Stage	50.00%	(1)(3)	107,974	107,974	0	215,948
Prien Lake Plaza	Prien Lake Rd. at Nelson Rd., Lake Charles	Target (O.B.O.), Marshall’s (O.B.O.), Ross Dress for Less (O.B.O.), Bed Bath & Beyond (O.B.O.)	100.00%		8,243	0	205,375	213,618
Southgate	Ryan at Eddy, Lake Charles	Market Basket +, Office Depot, Books-A-Million	100.00%		170,588	0	0	170,588
Danville Plaza	Louisville at 19th, Monroe	County Market +, Citi Trends, Surplus Warehouse	100.00%		141,380	0	0	141,380
Orleans Station	Paris, Robert E. Lee at Chatham, New Orleans	Vacant	100.00%		0	0	0	0
University Place	70th St. at Youree Dr., Shreveport	Super Target + (O.B.O.), Best Buy, T.J. Maxx, CVS/pharmacy (O.B.O), Bed Bath & Beyond	20.40%	(1)(3)	5,100	19,900	174,500	199,500
Louisiana Total:	# of Properties: 11				1,132,508	274974	693,875	2,101,357

Maine
The Promenade	Essex at Summit, Lewiston	Staples, Flagship Cinemas	75.00%	(1)	153,776	51,258	0	205,034
Maine Total:	# of Properties: 1				153,776	51258	0	205,034

Missouri
Ballwin Plaza	Manchester Rd. at Vlasis Dr., Ballwin	Schnucks +, Michael’s, Sears	100.00%		200,915	0	0	200,915
Western Plaza	Hwy 141 at Hwy 30, Fenton	O'Reilly Automotive, Value Village	50.00%	(1)(3)	28,422	28,422	0	56,845

Weingarten Realty Investors
Property Listing
As of December 31, 2009
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Missouri Total:	# of Properties: 2				229,337	28422	0	257,760

Nevada
Eastern Horizon	Eastern Ave. at Horizon Ridge Pkwy., Henderson	Kmart + (O.B.O.), Trader Joe's	100.00%		66,408	0	143,879	210,287
Best in the West	Rainbow at Lake Mead Rd., Las Vegas	Best Buy, Borders, Bed Bath & Beyond, Babies "R" Us, DSW Shoes, Office Depot, Old Navy, PetsMart, Jo-Ann Stores, The Sports Authority, Ulta	100.00%		428,629	0	0	428,629
Charleston Commons	Charleston and Nellis, Las Vegas	Wal-Mart +, Ross, Office Max, 99 Cents Only, PetsMart	100.00%		332,539	0	0	332,539
College Park S.C.	E. Lake Mead Blvd. at Civic Ctr. Dr., North Las Vegas	El Super +, Sav-On Drugs, Anna's Linens, Factory 2 U	100.00%		167,654	0	0	167,654
Francisco Centre	E. Desert Inn Rd. at S. Eastern Ave., Las Vegas	Ross Dress for Less (O.B.O.), Fallas Paredes , La Bonita Grocery +	100.00%		116,973	0	31,842	148,815
Mission Center	Flamingo Rd. at Maryland Pkwy, Las Vegas	Sav-On Drug-CVS (O.B.O.), Albertsons + (O.B.O.), Toys “R” Us, T.J. Maxx	100.00%		152,475	0	60,018	212,493
Paradise Marketplace	Flamingo Rd. at Sandhill, Las Vegas	Smith’s Food + (O.B.O.), Dollar Tree	100.00%		78,218	0	70,495	148,713
Rainbow Plaza	Rainbow Blvd. at Charleston Blvd., Las Vegas	Albertsons +, JC Penney, Ultimate Electronics, Home Depot, 24 Hour Fitness	100.00%		278,416	0	0	278,416
Rainbow Plaza, Phase I	Rainbow Blvd. at Charleston Blvd., Las Vegas	Albertsons +, JC Penney, Ultimate Electronics, Home Depot, 24 Hour Fitness	100.00%		136,369	0	0	136,369
Rancho Towne & Country	Rainbow Blvd. at Charleston Blvd., Las Vegas	Smith’s Food +	100.00%		87,367	0	0	87,367
Tropicana Beltway	Tropicana Beltway at Fort Apache Rd., Las Vegas	Lowe’s (O.B.O.), Wal-Mart Supercenter + (O.B.O.), PetsMart, Office Depot, Ross Dress for Less, 99 Cents Only, Sports Authority, Pier 1 Imports	100.00%		246,527	0	394,271	640,798
Tropicana Marketplace	Tropicana at Jones Blvd., Las Vegas	Smith’s Food + (O.B.O.), Family Dollar	100.00%		71,460	0	73,168	144,628
Westland Fair North	Charleston Blvd. At Decatur Blvd., Las Vegas	Wal-Mart Supercenter + (O.B.O.), Lowe’s (O.B.O.), PetsMart, Office Depot, Michaels, Anna's Linens	100.00%		211,755	0	386,458	598,213
Nevada Total:	# of Properties: 12				2,374,790	0	1,160,131	3,534,921

New Mexico
Eastdale	Candelaria Rd. at Eubank Blvd., Albuquerque	Albertsons +, Family Dollar	100.00%		117,623	0	0	117,623
North Towne Plaza	Academy Rd. at Wyoming Blvd., Albuquerque	Whole Foods Market +, Borders	100.00%		108,059	0	0	108,059
Pavillions at San Mateo	I-40 at San Mateo, Albuquerque	Old Navy, Shoe Department, Skechers, Pima Medical Institute, Ultimate Electronics	100.00%		195,944	0	0	195,944
Wyoming Mall	Academy Rd. at Northeastern, Albuquerque	Wal-Mart Supercenter + (O.B.O.), Dollar Tree	100.00%		51,713	0	216,134	267,847
New Mexico Total:	# of Properties: 4				473,339	0	216,134	689,473

North Carolina
Capital Square	Capital Blvd. at Huntleigh Dr., Cary	Food Lion +	100.00%		143,063	0	0	143,063
Harrison Pointe	Harrison Ave. at Maynard Rd., Cary	Harris Teeter +, Staples	100.00%		130,934	0	0	130,934
High House Crossing	NC Hwy 55 at Green Level W. Rd., Cary	Harris Teeter +	100.00%		89,997	0	0	89,997
Northwoods Market	Maynard Rd. at Harrison Ave., Cary	Food Lion +	100.00%		77,802	0	0	77,802
Parkway Pointe	Cory Parkway at S. R. 1011, Cary	Food Lion +, Rite-Aid	100.00%		80,061	0	0	80,061
Chatham Crossing	US 15/501 at Plaza Dr., Chapel Hill	Lowes Food +, CVS/pharmacy	25.00%	(1)(3)	24,039	72,116	0	96,155
Cole Park Plaza	US 15/501 and Plaza Dr., Chapel Hill	Dollar General	25.00%	(1)(3)	20,564	61,694	0	82,258
Galleria	Galleria Boulevard and Sardis Road, Charlotte	Off Broadway Shoes, Wal-Mart (O.B.O.)	100.00%		120,542	0	207,602	328,144
Johnston Road Plaza	Johnston Rd. at McMullen Creek Pkwy., Charlotte	Food Lion+	100.00%		79,508	0	0	79,508
Steele Creek Crossing	York Rd. at Steele Creek Rd., Charlotte	BI-LO +, Rite-Aid	100.00%	77,301	0	0	77,301
Whitehall Commons	NWC of Hwy. 49 at I-485, Charlotte	Blockbuster, Wal-Mart Supercenter + (O.B.O.), Lowes (O.B.O.), BI-LO + (O.B.O.)	100.00%	41,876	0	402,620	444,496
Bull City Market	Broad St. at West Main St., Durham	Whole Foods Market +	100.00%	42,517	0	0	42,517
Mineral Springs Village	Mineral Springs Rd. at Wake Forest Rd., Durham	Food Lion +, Rite-Aid	100.00%	59,859	0	0	59,859
Ravenstone Commons	Hwy 98 at Sherron Rd., Durham	Food Lion +, Blockbuster	100.00%	60,424	0	0	60,424
Pinecrest Plaza	Hwy. 15-501 at Morganton Rd., Pinehurst	Food Lion +, Michael’s, Belk’s	100.00%	250,140	0	0	250,140
Avent Ferry	Avent Ferry Rd. at Gorman St., Raleigh	Food Lion +, Family Dollar	100.00%	111,650	0	0	111,650
Falls Pointe	Neuce Rd. at Durant Rd., Raleigh	Harris Teeter +, Kohl’s (O.B.O.)	100.00%	106,981	0	86,350	193,331
Leesville Town Centre	Leesville Rd. at Leesville Church Rd., Raleigh	Harris Teeter +, Rite-Aid	100.00%	114,396	0	0	114,396
Little Brier Creek	Little Brier Creek Lane and Brier Leaf Lane,	Lowe's Food + (O.B.O.)	100.00%	17,209	0	45,802	63,011
Six Forks Station	Six Forks Rd. at Strickland Rd., Raleigh	Kmart, Home Depot, Food Lion +, Bed Bath & Beyond, Borders	100.00%	467,270	0	0	467,270
Stonehenge Market	Creedmoor Rd. at Bridgeport Dr., Raleigh	Harris Teeter +, SteinMart	100.00%	188,521	0	0	188,521

Weingarten Realty Investors
Property Listing
As of December 31, 2009
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total
Heritage Station	Forestville Rd. at Rogers Rd., Wake Forest	Harris Teeter +	30.00%	(1)	20,592	48,049	0	68,641
North Carolina Total:	# of Properties: 22				2,325,246	181,859	742,374	3,249,479

Oklahoma
Market Boulevard	E. Reno Ave. at N. Douglas Ave., Midwest City	Color Tyme	100.00%		35,765	0	0	35,765
Town and Country	Reno Ave at North Air Depot, Midwest City	Office Depot, Big Lots, Westlake Hardware	100.00%		128,231	0	0	128,231
Oklahoma Total:	# of Properties: 2				163,996	0	0	163,996

Oregon
Clackamas Square	SE 82nd Avenue and SE Causey Avenue, Portland	T.J. Maxx, Winco Foods + (O.B.O.)	20.00%	(1)(3)	14,828	59,311	62,600	136,739
Oak Grove Market Center	SE Mcloughlin Blvd & Oak Grove Ave	Safeway +	100.00%		97,207	0	0	97,207
Raleigh Hills Plaza	SW Beaverton-Hillsdale Hwy and SW Scholls Ferry Road Portland	Walgreens, New Seasons Market +	20.00%	(1)(3)	7,904	31,616	0	39,520
Oregon Total:	# of Properties: 3				119,939	90,927	62,600	273,466

South Carolina
Fresh Market Shoppes	890 William Hilton Head Pkwy, Hilton Head	The Fresh Market +	25.00%	(1)(3)	21,530	64,590	0	86,120
South Carolina Total:	# of Properties: 1				21,530	64590	0	86,120

Tennessee
Bartlett Towne Center	Bartlett Blvd. at Stage Rd., Bartlett	Kroger +, Petco, Dollar Tree, Shoe Carnival	100.00%		192,324	0	0	192,324
Commons at Dexter Lake	Dexter at N. Germantown, Memphis	Kroger +, SteinMart, Marshall’s, Samuels Furniture and Interior	30.00%	(1)	50,087	116,871	0	166,958
Commons at Dexter Lake Phase II	Dexter at N. Germantown, Memphis	Kroger +, SteinMart, Marshall’s, Samuels Furniture and Interior	30.00%	(1)	18,461	43,077	0	61,538
Highland Square	Summer at Highland, Memphis	Walgreen’s	100.00%		14,490	0	0	14,490
Mendenhall Commons	South Mendenahall Rd. and Sanderlin Avenue, Memphis	Kroger +	30.00%	(1)	25,154	58,693	0	83,847
Summer Center	Summer Ave. at Waring Rd., Memphis	Kroger +, Ross Dress for Less	100.00%		137,462	0	0	137,462
Tennessee Total:	# of Properties: 5				437,978	218,641	0	656,619

Texas
Bell Plaza	45th Ave. at Bell St., Amarillo	United Supermarket +, Dollar Tree	15.00%	(1)	19,579	110,950	0	130,529
Coronado	34th St. at Wimberly Dr., Amarillo	Blockbuster	100.00%		48,149	0	0	48,149
Calder	Calder at 24th St., Beaumont	Harmony Science Academy	100.00%		34,641	0	0	34,641
North Park Plaza	Eastex Fwy. at Dowlen, Beaumont	Target (O.B.O.), Anna’s Linens, David’s Bridal, Toys “R” Us (O.B.O.)	50.00%	(1)(3)	70,036	70,036	141,329	281,401
Phelan	Phelan at 23rd St, Beaumont	Kroger + (O.B.O.)	100.00%		12,000	0	0	12,000
Phelan West	Phelan at 23rd St., Beaumont	Kroger + (O.B.O.)	66.70%	(1)(3)	15,552	7,779	58,890	82,221
Southgate	Calder Ave. at 6th St., Beaumont	Control Fluids	100.00%		33,555	0	0	33,555
Gateway Station	I-35W and McAlister Rd., Burleson	Conn's	70.00%	(1)	47,950	20,550	0	68,500
Lone Star Pavilions	Texas at Lincoln Ave., College Station	Best Buy, Office Depot, Barnes & Noble	100.00%		106,907	0	0	106,907
Montgomery Plaza	Loop 336 West at I-45, Conroe	Academy, Conn’s, 99 Cents Only, Petco, Anna's Linens, Spec's	100.00%		305,671	0	0	305,671
Moore Plaza	S. Padre Island Dr. at Staples, Corpus Christi	Office Depot, Marshall’s, H. E. B. +, (O.B.O.), Target (O.B.O.), Old Navy, Hobby Lobby, Steinmart	100.00%		371,668	0	161,909	533,577
Horne Street Market	I-30 & Horne Street, Fort Worth	24 Hour Fitness	100.00%		42,267	0	0	42,267
Overton Park Plaza	SW Loop 820/Interstate 20 at South Hulen St., Ft. Worth	Sports Authority, PetsMart, Office Depot, T.J. Maxx, Albertson's +, Home Depot (O.B.O.), Anna's Linens	100.00%		353,302	0	110,000	463,302
Broadway	Broadway at 59th St., Galveston	Big Lots, Family Dollar	15.00%	(1)	11,322	64,155	0	75,477
Food King Place	25th St. at Avenue P, Galveston	Vacant	100.00%		28,062	0	0	28,062
Galveston Place	Central City Blvd. at 61st St., Galveston	Randall’s +, Office Depot, Spec's Liquor, Palais Royal	100.00%		210,187	0	0	210,187
10/Federal	I-10 at Federal	Citi Trends, Palais Royal, Sellers Bros. +	15.00%	(1)	19,871	112,601	0	132,472
Alabama-Shepherd	S. Shepherd at W. Alabama	PetsMart	100.00%		56,110	0	0	56,110
Bayshore Plaza	Spencer Hwy. at Burke Rd.	Fitness Connections (O.B.O.)	100.00%		35,434	0	86,000	121,434
Bellaire Boulevard	Bellaire at S. Rice	Randall’s +	30.00%	(1)	10,524	24,557	0	35,081

Weingarten Realty Investors
Property Listing
As of December 31, 2009
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total
Braeswood Square	N. Braeswood at Chimney Rock	Belden’s +, Walgreen’s	100.00%		103,336	0	0	103,336
Centre at Post Oak	Westheimer at Post Oak Blvd.	Marshall’s, Barnes & Noble, Old Navy, Grand Lux Café, Nordstrom Rack	100.00%		182,070	0	0	182,070
Champions Village	F.M. 1960 at Champions Forest Dr.	Randall’s +, SteinMart, Palais Royal, Cost Plus, Barnes & Noble	30.00%	(1)	115,374	269,207	0	384,581
Cullen Center	Cullen at Reed	Beauty Supply	100.00%		7,316	0	0	7,316
Cullen Plaza	Cullen at Wilmington	Fiesta +, JPMorgan Chase Bank, Family Dollar	15.00%	(1)	12,678	71,839	0	84,517
Cypress Pointe	F.M. 1960 at Cypress Station	Kroger +, Office Depot, Babies “R” Us, Big Lots	100.00%		190,704	0	96,660	287,364
Eastpark	Mesa Rd. at Tidwell	Jack in the Box, CVS/pharmacy (O.B.O.), US Postal Service (O.B.O.)	100.00%		1,576	0	0	1,576
Edgebrook	Edgebrook at Gulf Fwy.	Fiesta +, JPMorgan Chase Bank, Family Dollar	15.00%	(1)	11,769	66,691	0	78,460
Fiesta Village	Quitman at Fulton	Fiesta +	15.00%	(1)	4,537	25,712	0	30,249
Fondren/West Airport	Fondren at W. Airport	Save-A-Lot +	100.00%		37,117	0	0	37,117
Glenbrook Square	Telephone Road	Kroger +, Blockbuster	15.00%	(1)	11,684	66,206	0	77,890
Griggs Road	Griggs at Cullen	Family Dollar, Citi Trends	15.00%	(1)	12,017	68,099	0	80,116
Harrisburg Plaza	Harrisburg at Wayside	Fallas Paredes	15.00%	(1)	14,016	79,422	0	93,438
Heights Plaza	20th St. at Yale	Kroger +, Walgreen’s	100.00%		71,777	0	0	71,777
Humblewood Shopping Plaza	Eastex Fwy. at F.M. 1960	Kroger +,Conn’s, Walgreen’s, Michael's (O.B.O.), DSW (O.B.O.)	100.00%		176,446	0	99,000	275,446
I-45/Telephone Rd. Center	I-45 at Maxwell Street	Sellers Bros. +, Dollar Tree, FAMSA, Fallas Paredes	15.00%	(1)	25,768	146,021	0	171,789
Jacinto City	Market at Baca	Sellers Bros. +, CVS/pharmacy	50.00%	(1)	24,569	24,569	0	49,138
Kirby Strip Center	Kirby Dr, Houston	Las Americas Grill	100.00%		10,000	0	0	10,000
Lawndale	Lawndale at 75th St.	Family Dollar, 99 Cents Only, LaMichoacana Meat Market +	15.00%	(1)	7,819	44,308	0	52,127
Little York Plaza	Little York at E. Hardy	Sellers Bros. +, Fallas Paredes	15.00%	(1)	17,603	99,750	0	117,353
Lyons Avenue	Lyons at Shotwell	Fiesta +, Fallas Paredes	15.00%	(1)	10,144	57,485	0	67,629
Market at Westchase	Westheimer at Wilcrest	Whole Foods Market +	100.00%		84,084	0	0	84,084
North Main Square	Pecore at N. Main	O'Reilly Auto Parts	100.00%		18,515	0	0	18,515
North Oaks	F.M. 1960 at Veterans Memorial	T.J. Maxx, Ross Dress for Less, Staples, Big Lots, DSW, Half Price Books, Anna's Linens, Hobby Lobby	15.00%	(1)	60,779	344,414	0	405,193
North Triangle	I-45 at F.M. 1960	CiCi’s Pizza	100.00%		16,060	0	0	16,060
Northbrook Center	Northwest Fwy. at W. 34th	Randall’s +, Office Depot, Citi Trends, Anna’s Linens, Dollar Tree	100.00%		173,288	0	0	173,288
Northwest Crossing	N.W. Fwy. at Hollister	Target (O.B.O.), Marshall’s, Babies “R” Us, Best Buy	75.00%	(1)(3)	137,507	45,836	120,721	304,064
Oak Forest	W. 43rd at Oak Forest	Kroger +, Ross Dress for Less, Dollar Tree	100.00%		147,705	0	0	147,705
Orchard Green	Gulfton at Renwick	Sellers Bros. +, Family Dollar	100.00%		74,983	0	0	74,983
Randall's /Cypress Station	F.M. 1960 at I-45	ATI Career Training Center	100.00%		138,974	0	0	138,974
Randall's /Kings Crossing	Kingwood Dr. at Lake Houston Pkwy.	Randall’s +, CVS/pharmacy	30.00%	(1)	37,919	88,478	0	126,397
Randall's /Norchester	Grant at Jones	Playa Azul Seafood & Oyster Bar	100.00%		107,200	0	0	107,200
Richmond Square	Richmond Ave. at W. Loop 610	Best Buy (O.B.O.), Cost Plus	100.00%		35,623	0	58,247	93,870
River Oaks East	W. Gray at Woodhead	Kroger +	100.00%		71,265	0	0	71,265
River Oaks West	W. Gray at S. Shepherd	Barnes & Noble, Talbots, JoS. A. Bank, Ann Taylor, Gap	100.00%		276,720	0	0	276,720
Sheldon Forest North	North, I-10 at Sheldon	Gerland’s +, Burke’s Outlet	100.00%		22,040	0	0	22,040
Sheldon Forest South	North, I-10 at Sheldon	Family Dollar	50.00%	(1)	37,670	37,670	0	75,340
Shops at Three Corners	S. Main at Old Spanish Trail	Fiesta +, Office Depot, PetsMart, Ross Dress for Less, Anna’s Linens, Big Lots	70.00%	(1)	172,990	74,139	0	247,129
Southgate	W. Fuqua at Hiram Clark	Food-A-Rama +, Palais Royal, CVS/pharmacy, Family Dollar	15.00%	(1)	18,668	105,786	0	124,454
Spring Plaza	Hammerly at Campbell	Sellers Bros. +, Family Dollar	15.00%	(1)	8,875	50,291	0	59,166
Stella Link	Stella Link at S. Braeswood	Sellers Bros.+, Spec’s Liquor Warehouse, Burke’s Outlet	100.00%		96,396	0	0	96,396
Studemont	Studewood at E. 14th St	Fiesta +	100.00%		28,466	0	0	28,466
Ten Blalock Square	I-10 at Blalock	99 Ranch Market+	100.00%		97,217	0	0	97,217
Village Arcade	University at Kirby	Gap, Baby Gap	100.00%		57,219	0	0	57,219
Village Arcade-Phase II	University at Kirby	Talbots	100.00%		28,371	0	0	28,371
Village Arcade-Phase III	University at Kirby	American Eagle Outfitters, Banana Republic, Express	100.00%		106,879	0	0	106,879
Westchase Center	Westheimer at Wilcrest	Ross Dress for Less, Randall’s +, Golfsmith, Staples, Target (O.B.O.), Petco	100.00%		231,767	0	99,550	331,317
Westhill Village	Westheimer at Hillcroft	Ross Dress for Less, Office Depot, 99 Cents Only, Anna’s Linens	100.00%		130,512	0	0	130,512
Killeen Marketplace	3200 E. Central Texas Expressway, Killeen	Best Buy, Ross Dress for Less, Staples, Home Depot (O.B.O.)	100.00%		115,203	0	135,934	251,137

Weingarten Realty Investors
Property Listing
As of December 31, 2009
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total
Cedar Bayou	Bayou Rd., La Marque	Dollar General, La Marque Fire Dept. (O.B.O.)	100.00%		14,873	0	30,688	45,561
North Creek Plaza	Del Mar Blvd. at Hwy. I-35, Laredo	Old Navy, Bed Bath & Beyond, Best Buy, Target (O.B.O.), H. E. B. + (O.B.O.), Marshall's	100.00%		242,293	0	206,463	448,756
Plantation Centre	Del Mar Blvd. at McPherson Rd., Laredo	H. E. B. +, Blockbuster	100.00%		134,919	0	0	134,919
League City Plaza	I-45 at F.M. 518, League City	Kroger +	15.00%	(1)	19,048	107,942	0	126,990
Central Plaza	Loop 289 at Slide Rd., Lubbock	Bed Bath & Beyond, Old Navy, Staples	100.00%		151,196	0	0	151,196
Angelina Village	Hwy. 59 at Loop 287, Lufkin	Kmart, Conn's	100.00%		248,199	0	0	248,199
Las Tiendas Plaza	Expressway 83 at McColl Rd., McAllen	Target (O.B.O.), Mervyn’s (O.B.O.), Academy, Conn’s, Ross Dress for Less, Marshall's, Office Depot	50.00%	(1)(3)	143,968	143,968	212,132	500,067
Market at Nolana	Nolana Ave and 29th St., McAllen	Wal-Mart (O.B.O.)	50.00%	(1)(3)	20,704	20,704	203,818	245,226
Northcross	N. 10th St. at Nolana Loop, McAllen	Barnes & Noble	50.00%	(1)(3)	38,196	38,196	0	76,391
Old Navy Building	1815 10th Street, McAllen	Old Navy	50.00%	(1)(3)	7,500	7,500	0	15,000
South 10th St. HEB	S. 10th St. at Houston St., McAllen	H. E. B. +	50.00%	(1)(3)	51,851	51,851	0	103,702
Independence Plaza	Town East Blvd., Mesquite	Babies “R” Us, Family Dollar	100.00%		155,219	0	0	155,219
Market at Sharyland Place	U.S. Expressway 83 and Shary Road, Mission	Wal-Mart (O.B.O.), Kohl's, Dollar Tree	50.00%	(1)(3)	53,956	53,956	320,000	427,912
Sharyland Towne Crossing	Shary Rd. at Hwy. 83, Mission	Target (O.B.O.), H. E. B. +, T.J. Maxx, Petco, Office Depot, Ross Dress for Less	50.00%	(1)(3)	172,234	172,234	131,909	476,376
Custer Park	SWC Custer Road at Parker Road, Plano	Kroger + (O.B.O)	100.00%		114,519	0	65,084	179,603
Pitman Corners	Custer Road at West 15th, Plano	Albertsons +, Tuesday Morning	100.00%		192,283	0	0	192,283
Preston Shepard Place	Preston Rd. at Park Blvd.	SteinMart, Old Navy, Office Depot, Marshalls, Babies "R" Us, Borders	20.00%	(1)(3)	72,667	290,670	0	363,337
Gillham Circle	Gillham Circle at Thomas, Port Arthur	Family Dollar	100.00%		33,134	0	0	33,134
Starr Plaza	U.S. Hwy. 83 at Bridge St., Rio Grande City	H. E. B.+, Beall’s, Dollar General, Stage	50.00%	(1)(3)	88,406	88,406	0	176,812
Rockwall	I-30 at Market Center Street, Rockwall	Office Max, Petco, Ross Dress for Less, Old Navy, Michael’s	100.00%		209,051	0	0	209,051
Rose-Rich	U.S. Hwy. 90A at Lane Dr., Rosenberg	Family Dollar, Palais Royal	100.00%		103,385	0	0	103,385
Lake Pointe Market Center	Dalrock Rd. at Lakeview Pkwy., Rowlett	Tom Thumb + (O.B.O.), Walgreen’s (O.B.O.)	100.00%		40,513	0	81,176	121,689
Boswell Towne Center	Highway 287 at Bailey Boswell Rd., Saginaw	Albertsons + (O.B.O)	100.00%		26,088	0	61,747	87,835
Fiesta Trails	I-10 at DeZavala Rd., San Antonio	H. E. B. + (O.B.O.), Target (O.B.O.), Act III Theatres, Marshall’s, Office Max, SteinMart Petco Anna's Linens	100.00%		312,370	0	176,000	488,370
Oak Park Village	Nacogdoches at New Braunfels, San Antonio	H. E. B. +	30.00%	(1)	19,286	45,001	0	64,287
Parliament Square	W. Ave. at Blanco, San Antonio	Bernina New Home Sewing Center, Anytime Fitness	100.00%		64,950	0	0	64,950
Parliament Square II	W. Ave. at Blanco, San Antonio	Incredible Pizza	100.00%		54,541	0	0	54,541
Thousand Oaks	Thousand Oaks Dr. at Jones Maltsberger Rd., San Antonio	H. E. B. +, Beall’s, Tuesday Morning	15.00%	(1)	24,432	138,450	0	162,882
Valley View	West Ave. at Blanco Rd., San Antonio	Marshall’s, Blockbuster, Dollar Tree	100.00%		91,184	0	0	91,184
Market at Town Center	Town Center Blvd., Sugar Land	Old Navy, Home Goods, Marshall’s, DSW Shoe Warehouse, Ross Dress for Less	100.00%		375,547	0	0	375,547
Island Market Place	6th St. at 9th Ave., Texas City	Food King +	100.00%		27,277	0	0	27,277
Palmer Plaza	F.M. 1764 at 34th St., Texas City	Randall’s +, Big Lots (O.B.O.), Dollar Tree	100.00%		96,526	0	99,980	196,506
Broadway	S. Broadway at W. 9th St., Tyler	SteinMart	100.00%		60,400	0	0	60,400
Crossroads	I-10 at N. Main, Vidor	Market Basket +, Beall’s, Baskin’s, Burke’s Outlet	100.00%		115,692	0	0	115,692
Texas Total:	# of Properties: 99				8,990,409	3,335,429	2,757,237	15,083,072

Utah
Alpine Valley Center	Main St. at State St., American Fork	Super Target + (O.B.O.), Old Navy, Justice, Dollar Tree, Office Depot	33.30%	(1)(3)	30,382	60,772	133,500	224,654
Taylorsville Town Center	West 4700 South at Redwood Rd., Taylorsville	Albertsons + (O.B.O.), Rite Aid	100.00%		94,157	0	40,057	134,214
West Jordan Town Center	West 7000 South at S. Redwood Rd., West Jordan	Albertsons +, Office Depot, Target (O.B.O.), Petco	100.00%		182,099	0	122,800	304,899
Utah Total:	# of Properties: 3				306,638	60,772	296,357	663,767

Washington
Mukilteo Speedway Center	Mukilteo Speedway, Lincoln Way, and Highway 99, Lynwood	Food Emporium +, Dollar Tree	20.00%	(1)(3)	18,055	72,218	0	90,273
Meridian Town Center	Meridian Avenue East and 132nd Street East, Puyallup	Jo-Ann Fabric & Craft Store, Safeway + (O.B.O.)	20.00%	(1)(3)	15,533	62,133	65,346	143,012

Weingarten Realty Investors
Property Listing
As of December 31, 2009
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total
South Hill Center	43rd Avenue Southwest and Meridian Street South, Puyallup	Best Buy, Bed Bath & Beyond, Ross Dress for Less	20.00%	(1)(3)	26,802	107,208	0	134,010
Rainer Square Plaza	Rainer Avenue South and South Charleston Street, Seattle	Safeway +, Ross Dress for Less	20.00%	(1)(3)	21,485	85,938	0	107,423
Washington Total:	# of Properties: 4				81,875	327,497	65,346	474,718

Industrial

Operating Properties

California
Siempre Viva Business Park	Siempre Viva Rd. at Kerns St., San Diego	Hitachi Transport, UPS Supply Chain Solutions, Inc., Besttech Trading USA	20.00%	(1)(3)	145,353	581,413	0	726,766
California Total:	# of Properties: 1				145,353	581,413	0	726,766

Florida
Lakeland Industrial Center	I-4 at County Rd., Lakeland	Rooms to Go, Publix, Star Distribution, Chep USA	100.00%		600,000	0	0	600,000
Lakeland Interestate Industrial Park I	Interstate Drive and Kathleen Rd., Lakeland	Carolina Logistics Services, Inc., Acuity Specialty Products Group, Inc.,	100.00%		168,400	0	0	168,400
1801 Massaro	1801 Massaro Blvd., Tampa	MiTek Industries, Inc.,	100.00%		159,000	0	0	159,000
Hopewell Industrial Center	Old Hopewell Boulevard and U.S. Highway 301, Tampa	Parts Depot, Inc., South Dade Automotive	100.00%		224,483	0	0	224,483
Tampa East Industrial Portfolio	1841 Massaro Blvd., Tampa	General Electric, Hughes Supply, Interline Brands, GE Polymershapes, Creative Recycling Systems	100.00%		512,923	0	0	512,923
Florida Total:	# of Properties: 5				1,664,806	0	0	1,664,806

Georgia
Atlanta Industrial Park	Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Georgia Aquarium, Inc., Cardinal Logistics Mgmt Co.	100.00%		120,200	0	0	120,200
Atlanta Industrial Park II & VI	Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Target Container Co., Sanderson Industries, Inc., GSC Packaging	100.00%		382,100	0	0	382,100
Atlanta Industrial Parkway	Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Sanderson Industries, Inc.	100.00%		50,000	0	0	50,000
Riverview Distribution Center	Fulton Industrial Blvd. at Camp Creek Parkway	Chep USA	100.00%		265,200	0	0	265,200
Sears Logistics	3700 Southside Industrial Way, Atlanta	Sears Logistics Services	20.00%	(1)(3)	80,511	322,043	0	402,554
SouthPark 3075	Anvil Block Rd and SouthPark Blvd, Atlanta	American Tire Distributors	100.00%		234,525	0	0	234,525
Southside Industrial Parkway	Southside Industrial Pkwy at Jonesboro Rd., Atlanta	Mission Produce	100.00%		72,000	0	0	72,000
Westlake 125	Camp Creek Parkway and Westlake Parkway,	Maxwell Chase Technologies, LLC, Nissei ASB Company, Berlin Packaging	100.00%		154,464	0	0	154,464
Kennesaw 75	3850-3900 Kennesaw Prkwy, Kennesaw	Trane, Clorox Services Company, Builders Specialties, LLC	100.00%		178,467	0	0	178,467
6485 Crescent Drive	I-85 at Jimmy Carter Blvd., Norcross	Zurn, Pax Industries, Prime Choice Properties	20.00%	(1)(3)	72,092	288,368	0	360,460
Georgia Total:	# of Properties: 8				1,609,559	610,411	0	2,219,970

Tennessee
Crowfarn Drive Warehouse	Crowfarn Dr. at Getwell Rd., Memphis	CMI Freight Transportation, Sergeant's Pet Care Products	20.00%	(1)(3)	31,770	127,079	0	158,849
Outland Business Center	Outland Center Dr., Memphis	Vistar Corporation, TricorBraun, Kuehne & Nagel	20.00%	(1)(3)	82,088	328,350	0	410,438
Southpoint I & II	Pleasant Hill Rd. at Shelby Dr., Memphis	AF Services, Sunnywood Products, Inc., Wynit	100.00%		570,940	0	0	570,940
Tennessee Total:	# of Properties: 3				684,798	455,429	0	1,140,227

Texas
Midpoint I-20 Distribution Center	New York Avenue and Arbrook Boulevard, Arlington	Tred-It Tire & Wheel, Amercian Medical Response	100.00%		253,165	0	0	253,165
Randol Mill Place	Randol Mill Road, Arlington	Protech Electronics, Inc., Premier Products	100.00%		54,639	0	0	54,639
Braker 2 Business Center	Kramer Ln. at Metric Blvd., Austin	Home Team Pest Defense, MJC Electronics Corporation	100.00%		27,359	0	0	27,359
Corporate Center Park I and II	Putnam Dr. at Research Blvd., Austin	Phoenix Lamar Corp, CenTex Independent Electrical, Schindler Elevator	100.00%		119,452	0	0	119,452
Oak Hills Industrial Park	Industrial Oaks Blvd., Austin	Terracon, Inc., Illumitex	100.00%		89,858	0	0	89,858

Weingarten Realty Investors
Property Listing
As of December 31, 2009
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total
Rutland 10 Business Center	Metric Blvd. At Centimeter Circle, Austin	Media Event Concepts, Inc., Stellar Micro Devices	100.00%		54,000	0	0	54,000
Southpark A,B,C	East St. Elmo Rd. at Woodward St., Austin	HJV Associates, Inc., Texas EZ Pawn., Viko Test Lab	100.00%		78,276	0	0	78,276
Southpoint Service Center	Burleson at Promontory Point Dr., Austin	Browning Construction Co., Ltd.	100.00%		57,667	0	0	57,667
1625 Diplomat Drive	SWC Diplomat Dr. at McDaniel Dr., Carrollton	Rooftop Systems, Inc.	100.00%		106,140	0	0	106,140
Midway Business Center	Midway at Boyington, Carrollton	ProSource, Luxury of Leather	100.00%		141,246	0	0	141,246
Manana Office Center	I-35 at Manana, Dallas	Dave & Busters, B&B Graphics Finishing Services, All-Tex Supply	100.00%		223,128	0	0	223,128
Newkirk Service Center	Newkirk near N.W. Hwy., Dallas	AWC, Corporate Meeting Services	100.00%		105,892	0	0	105,892
Northeast Crossing Office/Service Center	East N.W. Hwy. at Shiloh, Dallas	Capital Title, Garland Surgery Center	100.00%		78,700	0	0	78,700
Redbird Distribution Center	Joseph Hardin Drive, Dallas	Consolidated Container Company; Texwood Industries, L.P.	100.00%		110,839	0	0	110,839
Regal Distribution Center	Leston Avenue, Dallas	Parkland Health & Hosp System, BKM Total Office of Texas, L.P., Global Industries Southwest	100.00%		202,559	0	0	202,559
Space Center Industrial Park	Pulaski St. at Irving Blvd., Dallas	Weir’s Furniture Village, Inc., Facility Interiors, Inc.	100.00%		264,582	0	0	264,582
McGraw Hill Distribution Center	420 E. Danieldale Rd, DeSoto	McGraw Hill Companies, Inc.	100.00%		417,938	0	0	417,938
610 and 11th St. Warehouse	Loop 610 at 11th St.	Iron Mountain, Graham Packaging Company	20.00%	(1)(3)	48,728	194,914	0	243,642
610 and 11th St. Warehouse	Loop 610 at 11th St.	Prefco Corp.	100.00%		104,975	0	0	104,975
610/288 Business Park	Cannon Street	Palmer Logistics	20.00%	(1)(3)	59,085	236,341	0	295,426
Beltway 8 Business Park	Beltway 8 at Petersham Dr.	Premier Home Technology	100.00%		157,498	0	0	157,498
Blankenship Building	Kempwood Drive	Classic Printers	100.00%		59,729	0	0	59,729
Brookhollow Business Center	Dacoma at Directors Row	YMCA of Greater Houston, Surgeon's Management, Houston Digital Instruments	100.00%		133,553	0	0	133,553
Crestview	Bissonnet at Wilcrest	Creative Connection	100.00%		8,970	0	0	8,970
Crosspoint Warehouse	Crosspoint	Foam Enterprises, LLC.	100.00%		72,505	0	0	72,505
Houston Cold Storage Warehouse	7080 Express Lane	Houston Central Industries, Inc.	100.00%		128,752	0	0	128,752
Kempwood Industrial	Kempwood Dr. at Blankenship Dr.	Pioneer Contract Services	100.00%		113,218	0	0	113,218
Kempwood Industrial	Kempwood Dr. at Blankenship Dr.	Pioneer Contract Services, Veritas	20.00%	(1)(3)	43,898	175,591	0	219,489
Lathrop Warehouse	Lathrop St. at Larimer St.	United D.C., Inc.	20.00%	(1)(3)	50,378	201,512	0	251,890
Navigation Business Park	Navigation at N. York	Synergy Cables USA	20.00%	(1)(3)	47,664	190,657	0	238,321
Northway Park II	Loop 610 East at Homestead	Jet Lube, Inc., South Texas Bolt & Fitting	20.00%	(1)(3)	60,697	242,786	0	303,483
Railwood F	Market at U.S. 90	Shell Oil Company	20.00%	(1)(3)	60,000	240,000	0	300,000
Railwood G	Mesa at U.S. 90	Global Stainless Supply, Inc.	50.00%	(1)(3)	105,425	105,425	0	210,850
Railwood Industrial Park	Mesa at U.S. 90	Distribution International SW, AJ Logistics, YRC Logistics Services	100.00%		402,680	0	0	402,680
Railwood Industrial Park	Mesa at U.S. 90	DSC Logistics, Georgia Gulf Chemicals & Vinyl	20.00%	(1)(3)	99,531	398,125	0	497,656
South Loop Business Park	S. Loop at Long Dr.	Plastic Plus Awards, Lumber Liquidators	50.00%	(1)(3)	46,225	46,225	0	92,450
Southport Business Park 5	South Loop 610	International Surface Preparation Group, Inc.	100.00%		160,653	0	0	160,653
Stonecrest Business Center	Wilcrest at Fallstone	Alpha Omega Caseworks, Aztec Facility Services, Inc., Sun Line Food & Supply Co.	100.00%		110,624	0	0	110,624
Town & Country Commerce Center	I-10 at Beltway 8	Arizona Tile, Seitel	100.00%		206,056	0	0	206,056
West 10 Business Center II	Wirt Rd. at I-10	Summers Group, Inc.	100.00%		82,658	0	0	82,658
West Loop Commerce Center	W. Loop N. at I-10	Inter-Tel Technologies	100.00%	34,256	0	0	34,256
West-10 Business Center	Wirt Rd. at I-10	Aaron’s Office Furniture	100.00%	102,087	0	0	102,087
Westgate Service Center	Park Row Drive at Whiteback Dr.	Welltec, Inc.,Wood Group, 3M, CAS Holdings, Inc.	100.00%	119,786	0	0	119,786
Freeport Commerce Center	Sterling Street and Statesman Drive, Irving	McGraw Hill Companies, Inc., TKS (U.S.A.), Inc., Air Tiger Express, Excel Floors	100.00%	50,590	0	0	50,590
Central Plano Business Park	Klein Rd. at Plano Pkwy., Plano	CK Management, Inc., Minarik Corp., Underwriters Laboratories	100.00%	137,785	0	0	137,785
Jupiter Service Center	Jupiter near Plano Pkwy., Plano	Interceramic Tile, Gemaire Distributors	100.00%	78,480	0	0	78,480
Sherman Plaza Business Park	Sherman at Phillips, Richardson	Weingarten Realty Regional office	100.00%	101,137	0	0	101,137
Interwest Business Park	Alamo Downs Parkway, San Antonio	All-American Sports, Gell Service Company, Inc., Goodman Manufacturing Conpany, L.P.	100.00%	219,244	0	0	219,244
Isom Business Park	919-981 Isom Road, San Antonio	Gate Gourmet, Gandi Innovations, Wells Fargo Bank	100.00%	175,200	0	0	175,200
O'Connor Road Business Park	O’Connor Road, San Antonio	Ingersoll Rand, TD Industries	100.00%	150,091	0	0	150,091
Freeport Business Center	13215 N. Promenade Blvd., Stafford	Yokagawa, Life-Tech, Gurwitch Industries, PSI Group	100.00%	251,385	0	0	251,385
Texas Total:	# of Properties: 49			6,168,983	2,031,576	0	8,200,559

Virginia

Weingarten Realty Investors
Property Listing
As of December 31, 2009
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total
Enterchange at Northlake A	11900-11998 North Lakeridge Parkway, Ashland	FedEx, Owens & Minor	100.00%		215,077	0	0	215,077
Enterchange at Northlake C	North Lakeridge Parkway & Northlake Park Dr, Ashland	International Paper, Owens & Minor, Techturn, Wholesale Millwork	20.00%	(1)(3)	58,623	234,492	0	293,115
Enterchange at Meadowville	2101 Bermuda Hundred Dr, Chester	Vacant	20.00%	(1)(3)	45,362	181,447	0	226,809
Enterchange at Walthall A & B	1900-1998 Ruffin Mill Rd, Colonial Heights	Mazda Motors of America, Inc., Xymid LLC	20.00%	(1)(3)	121,336	485,343	0	606,679
Enterchange at Walthall C	1936-1962 Ruffin Mill Rd, Colonial Heights	PSS World Medical, Hill Phoenix, Sunrise Construction	20.00%	(1)(3)	52,384	209,538	0	261,922
Enterchange at Walthall D	1700-1798 Ruffin Mill Rd, Colonial Heights	Saddle Creek, Recall Total Info Manager, Jim's Formal Wear	100.00%		287,318	0	0	287,318
Interport Business Center A	4800-4890 Eubank Road, Richmond	Anderson News, LLC, HD Business LLC, Wyeth	20.00%	(1)(3)	89,482	357,930	0	447,412
Interport Business Center B	4700-4790 Eubank Road, Richmond	Mid South Building Supply, Inc., Alcoa, EGL Eagle Global Logistics, LP, Commonwealth of Virginia Department of Taxation	20.00%	(1)(3)	23,600	94,400	0	118,000
Interport Business Center C	5300-5390 Laburnum Ave, Richmond	Sears Home Improvement Products, Inc., Ferguson Enterprise, Inc.	20.00%	(1)(3)	10,977	43,908	0	54,885
Virginia Total:	# of Properties: 9				904,159	1607058	0	2,511,217

Other

Operating Properties

Arizona
Arcadia Biltmore Plaza	Campbell Ave. at North 36th St., Phoenix	Endurance Rehab, Weingarten Realty Regional Office	100.00%		21,122	0	0	21,122
Arizona Total:	# of Properties: 1				21,122	0	0	21,122

Texas
1919 North Loop West	Hacket Drive at West Loop 610 North	State of Texas, Weingarten Realty Regional Office	100.00%		139,449	0	0	139,449
Citadel Plaza	Citadel Plaza Dr.	Weingarten Realty Investors Corporate Office	100.00%		121,000	0	0	121,000
Texas Total:	# of Properties: 2				260,449	0	0	260,449

Total Operating Properties	# of Properties: 376				42,969,536	14,000,238	10,607,211	67,568,261

New Development

Colorado
River Point at Sheridan	Highway 85 and Highway 285, Sheridan		50.00%	(1)(2)(3)	49,800	49,800	331,174	430,773
The Gardens on Havana	Mississippi at Havana, Aurora		39.80%	(1)(2)(3)	300,270	454,367	143,697	898,333
Colorado Total:	# of Properties: 2				350,070	504,167	474871	1,329,106

Florida
Clermont Landing	U.S. 27 & Steve's Road	55.00%	(1)(2)(3)	69,152	56,578	104,175	229,905
Florida Total:	# of Properties: 1			69,152	56,578	104175	229,905

North Carolina
Surf City Crossing	Highway 17 and Highway 210, Surf City	100.00%	(2)	50,125	0	0	50,125
Waterford Village	U.S. Hwy 17 & U.S. Hwy 74/76, Leland	100.00%	(2)	71,121	0	0	71,121
North Carolina Total:	# of Properties: 2			121,246	0	0	121,246

Tennessee
Ridgeway Trace	Poplar Avenue and Ridgeway Road, Memphis	100.00%	(2)	89,912	0	137,740	227,652
Tennessee Total:	# of Properties: 1			89,912	0	137740	227,652

Texas
Claywood Industrial Park	Clay at Hollister	100.00%	(2)	101,125	0	200,850	301,975
North Towne Plaza	U.S. 77 and 83 at SHFM 802, Brownsville	75.00%	(1)(2)	6,000	2,000	117,000	125,000

Weingarten Realty Investors
Property Listing
As of December 31, 2009
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total
Tomball Marketplace	FM 2920 and Future 249, Tomball		100.00%	(2)	15,341	0	85,000	100,341
Westwood Center	Culebra Road and Westwood Loop, San Antonio		100.00%	(2)	9,780	0	0	9,780
Texas Total:	# of Properties: 4				132,246	2,000	402,850	537,096

Total New Developments	# of Properties: 10				762,626	562,745	1,119,636	2,445,005

Unimproved Land

Arizona
Bullhead Parkway at State Route 95, Bullhead City								312,761
Lon Adams Rd at Tangerine Farms Rd, Marana								422,532
Southern Avenue and Signal Butte Road, Mesa								63,336
Arizona Total:								798,629

California
Bear Valley Road at Jess Ranch Parkway Phase II, Apple Valley								138,956
Bear Valley Road at Jess Ranch Parkway Phase III, Apple Valley								447,361
California Total:								586,317

Colorado
Mississippi at Havana, Aurora								669,953
Highway 85 and Highway 285, Sheridan								1,003,187
Colorado Total:								1,673,140

Florida
Young Pines and Curry Ford Rd, Orange County								132,422
State Road 100 & Belle Terre Parkway, Palm Coast								292,288
SR 207 at Rolling Hills Dr, St. Augustine								228,254
Florida Total:								652,964

Georgia
NWC South Fulton Parkway @ Hwy 92, Union City								3,554,496
Georgia Total:								3,554,496

Louisiana
Ambassador Caffery at W. Congress, Lafayette								34,915
70th St. at Mansfield Rd., Shreveport								41,704
Louisiana Total:								76,619

Nevada
SWC Highway 215 at Decatur, Las Vegas	1,103,810
Nevada Total:	1,103,810

North Carolina
U.S. Hwy 17 & U.S. Hwy 74/76, Leland	549,727
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh	510,959
U.S. 15-501 and Bruce Wood Rd, Southern Pines	1,047,000
Highway 17 and Highway 210, Surf City	2,024,233
U.S. Highway 1 at Caveness Farms Rd., Wake Forest	3,479,317
North Carolina Total:	7,611,236

Tennessee
Poplar Avenue and Ridgeway Road, Memphis	173,804
Tennessee Total:	173,804

Texas

Weingarten Realty Investors
Property Listing
As of December 31, 2009
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total
U.S. 77 and 83 at SHFM 802, Brownsville								954,835
Rock Prairie Rd. at Hwy. 6, College Station								2,867,990
River Pointe Drive at Interstate 45, Conroe								118,483
Leslie Rd. at Bandera Rd., Helotes								74,052
Bissonnet at Wilcrest, Houston								84,629
Citadel Plaza at 610 North Loop, Houston								137,000
East Orem								122,000
Kirkwood at Dashwood Drive, Houston								322,000
Mesa Road at Tidwell, Houston								35,898
Northwest Freeway at Gessner, Houston								117,612
West Little York at Interstate 45, Houston								161,000
West Loop North at Interstate 10, Houston								145,000
Nolana Ave and 29th St., McAllen								163,350
Shary Rd. at North Hwy. 83, Mission								1,607,364
9th Ave. at 25th St., Port Arthur								243,000
Culebra Road and Westwood Loop, San Antonio								403,366
FM 1957 (Potranco Road) and FM 211, San Antonio								8,655,372
SH 151 and Ingram Rd, San Antonio								369,389
US Hwy 281 at Wilderness Oaks								1,269,774
Highway 3 at Highway 1765, Texas City								201,000
FM 2920 and Highway 249, Tomball								1,467,754
Texas Total:								19,520,868

Utah
South 300 West & West Paxton Avenue, Salt Lake City								324,958
Utah Total:								324,958

Total Unimproved Land								36,076,841

Other Topics of Interest

Weingarten Realty Investors
Reconciliation of Adjusted Funds from Operations for Exclusion of Certain Transactions

(per share)

	Three Months Ended	Twelve Months Ended
	December 31, 2009	December 31, 2009

Funds from Operations per Common Share - Diluted as Reported	$0.42	$1.97

Gain on Redemption of Convertible Senior Unsecured Notes		(0.23)

Impairment Loss, net of taxes:
Impairment Loss	0.01	0.32
Discontinued Operations	0.01	0.03
Equity Loss of Real Estate Joint Ventures and Partnerships		0.06
Provision for Income Taxes:		0.04
Tax Benefit Related to Current Impairment Charges
Valuation Allowance Against Deferred Tax Asset
Net Income Attributable to Noncontrolling Interests		(0.01)
Total Impairment Loss	0.02	0.44

Write-off of Misc Notes Receivables:
Equity Loss of Real Estate Joint Ventures and Partnerships		0.01

Adjusted Funds from Operations per Common Share - Diluted	$0.44	$2.19

Weingarten Realty Investors
Supplemental Leasing Information

Leasing Summary Roll-Forward for Former Vacant Spaces Over 15,000 Square Feet (Big Box)

		Status as of
		December 31, 2009

	Total at 9/30	42
	New Vacancies	1
		43

	Leased	-18
		25

	At Lease	-5
	At LOI	-5

	Vacant	15

Note:	One box was added in the fourth quarter in Laredo, TX. Weingarten received a termination fee that substantially satisfied all future and past due charges.

Percentage of 2010 Retail Renewals Completed
As of February 7, 2010

				% of 2010
				Renewals
	Renewed SF	Expiring SF (1)	Total	Completed

1Q 2010	1,016,675	156,341	1,173,016	87%
2Q 2010	499,828	400,659	900,487	56%
3Q 2010	378,274	556,106	934,380	40%
4Q 2010	195,994	979,957	1,175,951	17%
Total 2010	2,090,771	2,093,063	4,183,834	50%

(1)	Includes tenants with options that are exercisable in 2010

Weingarten Realty Investors
2010 Business Plan Assumptions

Finance
FFO per Share Guidance: $1.58 - $1.70
Debt/Equity: No anticipated secured or unsecured debt issuances. No anticipated common or preferred share offerings.
Revolver Balance: Anticipate a revolver balance as the end of 2010 of approximately $9 million.

Investment Activity
Acquisitions: $75 million to $125 million that is expected to be back-loaded in the third and fourth quarters.
Dispositions: $25 million to $ 75 million spread ratably over the year.
New Development Investment: $30 million spread ratably over the year.
New Development Completions: $55 million to $75 million at an average yield of 7.0%.
Merchant Development: No anticipated gains related to the merchant development program.

Joint Venture Transactions:  $42 million of proceeds related to the seeding of two remaining properties from the Jamestown joint venture created in the fourth quarter of 2009.  No new joint venture seedings are expected in 2010.

Operations
Same Property Net Operating Income: 0% to -3%
Occupancy: Average occupancy of around 91.0%
Lease Cancellation Income: Anticipate $2.5 million for 2010
Rental Growth: Expected to continue the downward trend (-13% for new leases, +2% for renewals, -4% total)